Exhibit 10.2
Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

AWARD/CONTRACT	1. THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 350)	RATING	PAGE 1	OF PAGES 41

2. CONTRACT (Proc. Inst. Ident.) NO. N00421-03-D-0001	3. EFFECTIVE DATE 01 Oct 2002	4. REQUISITION/PURCHASE REQUEST/PROJECT NO. N00421-00000000

5. ISSUED BY CODE	N00421	6. ADMINISTERED BY (If other than Item 5)	CODE	S2101A

NAVAL AIR WARFARE CENTER (PAX)		DCMA BALTIMORE
BLDG. 588, SUITE 2		217 EAST REDWOOD ST
CODE 2.5.1.7		SUITE 1800
47253 WHALEN ROAD, UNIT 9		BALTIMORE MD 21202-5299
PATUXENT RIVER MD 20670

7. NAME AND ADDRESS OF CONTRACTOR (No., street, city, counry, state and zip code)			8. DELIVERY

			☐ FOB ORIGIN	☒ OTHER	(See Below)

HAZTRAIN INCORPORATED [***] 10485 THEODORE GREEN BLVD WHITE PLAINS MD 20695			9. DISCOUNT FOR PROMPT PAYMENT Net 30 Days

			10. SUBMIT INVOICES	ITEM
(4 Copies unless otherwise specified)
TO THE ADDRESS

CODE	0L5S4	FACILITY CODE	SHOWN IN:

11. SHIP TO/MARK FOR CODE	N00421	12. PAYMENT WILL BE MADE BY	CODE	HQ0338

NAVAL AIR WARFARE CENTER (PAX)		DFAS COLUMBUS CENTER
RECEIVING OFFICER		DFAS-CO/SOUTH ENTITLEMENT OPERATIONS
SUPPLY DEPARTMENT BLDG 665		PO BOX 182264
47179 VAUGHN RD. (NASSU)		COLUMBUS OH 43218-2264
PATUXENT RIVER MD 20670-1614

13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION:	14. ACCOUNTING AND APPROPRIATION DATA
[ ] 10 U.S.C. 2304(c)( ) [ ] 41 U.S.C. 253(c)( )

15A. ITEM NO.	15B. SUPPLIES/SERVICES	15C. QUANTITY	15D. UNIT	15E. UNIT PRICE	15F. AMOUNT

SEE SCHEDULE

						15G. TOTAL AMOUNT OF CONTRACT	$[***]

			16. TABLE OF CONTENTS

(X)	SEC.	DESCRIPTION	PAGE(S)	(X)	SEC.	DESCRIPTION	PAGE(S)

	PART 1 – THE SCHEDULE					PART II – CONTRACT CLAUSES

X	A	SOLICITATION/CONTRACT FORM	2	X	I	CONTRACT CLAUSES	38

X	B	SUPPLIES OR SERVICES AND PRICES/ COSTS	3		PART III – LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS

X	C	DESCRIPTION/SPECS./ WORK STATEMENT	14	X	J	LIST OF ATTACHMENTS	41

	D	PACKAGING AND MARKING				PART IV – REPRESENTATIONS AND INSTRUCTIONS

X	E	INSPECTION AND ACCEPTANCE	28		K	REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFERORS

X	F	DELIVERIES OR PERFORMANCE	29

X	G	CONTRACT ADMINISTRATION DATA	31		L	INSTRS., CONDS., AND NOTICES TO OFFERORS

X	H	SPECIAL CONTRACT REQUIREMENTS	32		M	EVALUATION FACTORS FOR AWARD

			CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE

17. [     ] CONTRACTOR’S NEGOTIATED AGREEMENT Contractor is required to sign this document and return          copies to issuing office) Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein.
(Attachments are listed herein.)
18. [ ] AWARD (Contractor is not required to sign this document.) Your offer on Solicitation Number N00-421-02-R-3164-0003 including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the items listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government’s solicitation and your offer, and (b) this award/contract. No further contractual document is necessary.

19A. NAME AND TITLE OF SIGNER (Type or print)	20A. NAME AND TITLE OF CONTRACTING OFFICER

LORRIAINE D. WILLIAMS / CONTRACTING OFFICER

19B. NAME OF CONTRACTOR	19C. DATE SIGNED	20B. UNITED STATES OF AMERICA	20C. DATE SIGNED

BY /s/ Tim Cyzsz		BY /s/ Lorraine D Williams	27-Sep-2002

(Signature of person authorized to sign)		(Signature of Contracting Officer)

NSN 7540-01-132-8069	26-107	STANDARD FORM 26 (REV. 4-85)

PREVIOUS EDITION UNUSABLE	GPO 1985 O-469-794	Prescribed by GSA

FAR (48 CFR) 53.214(a)

[***] = Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

N00421-03-D-0001

SECTION A Solicitation/Contract Form
ADDITIONAL INFORMATION SF 26 BOX 5:

Point of Contact:	Kari Schoerner
301-757-9721
301-757-0200 (fax)
SchoernerKE@navair.navy.mil
ADDITIONAL INFORMATION SF 26 BOX 7:
DUNS: 106837297
TIN:521309633
NOTE: THIS PROCUREMENT IS A TOTAL SMALL BUSINESS SET ASIDE.

N00421-03-D-0001

SECTION B Supplies or Services and Prices

ITEM NO	SUPPLIES/SERVICES	MAX	UNIT	UNIT PRICE	MAX AMOUNT
QUANTITY
0001			Lot	$	$	NTE
Technical Support Services for Hazardous Materials
CPFF — Warehousing in accordance with Section C — Statement of Work
PURCHASE REQUEST NUMBER N0042100000000
ADDITIONAL MARKINGS Mark for: Susan Hayes

				MAX COST	$	[***]
				FIXED FEE	$	[***]

				TOTAL MAX COST + FEE	$	[***]

ITEM NO	SUPPLIES/SERVICES	MAX	UNIT	UNIT PRICE	MAX AMOUNT
QUANTITY
0002			Lot	$	$	NSP
Data to Support CLIN 0001
CPFF — in accordance with Contract Data Requirements
List, DD Form 1423, Exhibit A
PURCHASE REQUEST NUMBER N0042100000000
ADDITIONAL MARKINGS Mark for: Susan Hayes

				MAX COST	$	[***]
				FIXED FEE	$	[***]

				TOTAL MAX COST + FEE	$	[***]
[***] = Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

N00421-03-D-0001

ITEM NO	SUPPLIES/SERVICES	MAX	UNIT	UNIT PRICE	MAX AMOUNT
QUANTITY
0003			Lot	$	$	NTE
Material to support CLIN 0001
COST
PURCHASE REQUEST NUMBER N0042100000000
ADDITIONAL MARKINGS Mark for: Susan Hayes

				MAX COST	$	[***]

ITEM NO	SUPPLIES/SERVICES	MAX	UNIT	UNIT PRICE	MAX AMOUNT
QUANTITY
0004			Lot	$	$	NTE
Travel to support CLIN 0001
COST
PURCHASE REQUEST NUMBER N0042100000000
ADDITIONAL MARKINGS Mark for: Susan Hayes
				MAX COST	$	[***]

ITEM NO	SUPPLIES/SERVICES	MAX	UNIT	UNIT PRICE	MAX AMOUNT
QUANTITY
0005			Lot	$	$	NTE
OPTION ONE
CBFF — Technical Support Services for Hazardous
Materials Warehousing in accordance with Section C —
Statement of Work
PURCHASE REQUEST NUMBER N0042100000000
ADDITIONAL MARKINGS Mark for: Susan Hayes

				MAX COST	$	[***]
				FIXED FEE	$	[***]

				TOTAL MAX COST + FEE	$	[***]

[***] = Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

N00421-03-D-0001

ITEM NO	SUPPLIES/SERVICES	MAX	UNIT	UNIT PRICE	MAX AMOUNT
QUANTITY
0006			Lot	$	$	NSP
OPTION ONE
CPFF — Data to Support CLIN 0005 in accordance with
Contract Data Requirements List, DD Form 1423, Exhibit A
PURCHASE REQUEST NUMBER N0042100000000
ADDITIONAL MARKINGS Mark for: Susan Hayes

				MAX COST	$	[***]
				FIXED FEE	$	[***]

				TOTAL MAX COST + FEE	$	[***]

ITEM NO	SUPPLIES/SERVICES	MAX	UNIT	UNIT PRICE	MAX AMOUNT
QUANTITY
0007			Lot	$	$	NTE
OPTION ONE
COST — Material to support CLIN 0005
PURCHASE REQUEST NUMBER N0042100000000
ADDITIONAL MARKINGS Mark for: Susan Hayes
				MAX COST	$	[***]

[***] = Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

N00421-03-D-0001

ITEM NO	SUPPLIES/SERVICES	MAX	UNIT	UNIT PRICE	MAX AMOUNT
QUANTITY
0008			Lot	$	$	NTE
OPTION ONE
COST — Travel to support CLIN 0005
PURCHASE REQUEST NUMBER N0042100000000
ADDITIONAL MARKINGS Mark for: Susan Hayes
				MAX COST	$	[***]

ITEM NO	SUPPLIES/SERVICES	MAX	UNIT	UNIT PRICE	MAX AMOUNT
QUANTITY
0009			Lot	$	$	NTE
OPTION TWO
CPFF — Technical Support Services for Hazardous
Materials Warehousing in accordance with Section C — Statement of Work
PURCHASE REQUEST NUMBER N0042100000000
ADDITIONAL MARKINGS Mark for: Susan Hayes

				MAX COST	$	[***]
				FIXED FEE	$	[***]

				TOTAL MAX COST + FEE	$	[***]

[***] = Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

N00421-03-D-0001

ITEM NO	SUPPLIES/SERVICES	MAX	UNIT	UNIT PRICE	MAX AMOUNT
QUANTITY
0010			Lot	$	$	NSP
OPTION TWO
CPFF — Data to Support CLIN 0009 in accordance with Contract Data Requirements List, DD Form 1423, Exhibit A
PURCHASE REQUEST NUMBER N0042100000000
ADDITIONAL MARKINGS Mark for: Susan Hayes

				MAX COST	$	[***]
				FIXED FEE	$	[***]

				TOTAL MAX COST + FEE	$	[***]

ITEM NO	SUPPLIES/SERVICES	MAX	UNIT	UNIT PRICE	MAX AMOUNT
QUANTITY
0011			Lot	$	$	NTE
OPTION TWO
COST — Material to support CLIN 0009
PURCHASE REQUEST NUMBER N0042100000000
	ADDITIONAL MARKINGS Mark for: Susan Hayes			MAX COST	$	[***]

ITEM NO	SUPPLIES/SERVICES	MAX	UNIT	UNIT PRICE	MAX AMOUNT
QUANTITY
0012			Lot	$	$	NTE
OPTION TWO
COST — Travel to support CLIN 0009
PURCHASE REQUEST NUMBER N0042100000000
ADDITIONAL MARKINGS Mark for: Susan Hayes
				MAX COST	$	[***]

[***] = Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

N00421-03-D-0001

ITEM NO	SUPPLIES/SERVICES	MAX	UNIT	UNIT PRICE	MAX AMOUNT
QUANTITY
0013			Lot	$	$	NTE
OPTION THREE
CPFF — Technical Support Services for Hazardous Materials Warehousing in accordance with Section C — Statement of Work
PURCHASE REQUEST NUMBER N0042100000000
ADDITIONAL MARKINGS Mark for: Susan Hayes

				MAX COST	$	[***]
				FIXED FEE	$	[***]

				TOTAL MAX COST + FEE	$	[***]

ITEM NO	SUPPLIES/SERVICES	MAX	UNIT	UNIT PRICE	MAX AMOUNT
QUANTITY
0014			Lot	$	$	NSP
OPTION THREE
CPFF — Data to Support CLIN 0013 in accordance with Contract Data Requirements List, DD Form 1423, Exhibit A
PURCHASE REQUEST NUMBER N0042100000000
ADDITIONAL MARKINGS Mark for: Susan Hayes

				MAX COST	$	[***]
				FIXED FEE	$	[***]

				TOTAL MAX COST + FEE	$	[***]

[***] = Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

N00421-03-D-0001

ITEM NO	SUPPLIES/SERVICES	MAX	UNIT	UNIT PRICE	MAX AMOUNT
QUANTITY
0015			Lot	$	$	NTE
OPTION THREE
COST — Material to support CLIN 0013
PURCHASE REQUEST NUMBER N0042100000000
ADDITIONAL MARKINGS Mark for: Susan Hayes

				MAX COST	$	[***]

ITEM NO	SUPPLIES/SERVICES	MAX	UNIT	UNIT PRICE	MAX AMOUNT
QUANTITY
0016			Lot	$	$	NTE
OPTION THREE
COST — Travel to support CLIN 0013
PURCHASE REQUEST NUMBER N0042100000000
	ADDITIONAL MARKINGS Mark for: Susan Hayes		MAX COST		$	[***]

ITEM NO	SUPPLIES/SERVICES	MAX	UNIT	UNIT PRICE	MAX AMOUNT
QUANTITY
0017			Lot	$	$	NTE
OPTION FOUR
CPFF — Technical Support Services for Hazardous Materials Warehousing in accordance with Section C — Statement of Work
PURCHASE REQUEST NUMBER N0042100000000
ADDITIONAL MARKINGS Mark for: Susan Hayes

				MAX COST	$	[***]
				FIXED FEE	$	[***]

				TOTAL MAX COST + FEE	$	[***]

[***] = Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

N00421-03-D-0001

ITEM NO	SUPPLIES/SERVICES	MAX	UNIT	UNIT PRICE	MAX AMOUNT
QUANTITY
0018			Lot	$	$	NSP
OPTION FOUR CPFF — Data to Support CLIN 0017 in accordance with Contract Data Requirements List, DD Form 1423, Exhibit A
PURCHASE REQUEST NUMBER N0042100000000
ADDITIONAL MARKINGS Mark for: Susan Hayes

				MAX COST	$	[***]
				FIXED FEE	$	[***]

				TOTAL MAX COST + FEE	$	[***]

ITEM NO	SUPPLIES/SERVICES	MAX	UNIT	UNIT PRICE	MAX AMOUNT
QUANTITY
0019			Lot	$	$	NTE
OPTION FOUR
COST — Material to support CLIN 0017
PURCHASE REQUEST NUMBER N0042100000000
ADDITIONAL MARKINGS Mark for: Susan Hayes

				MAX COST	$	[***]

[***] = Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

N00421-03-D-0001

ITEM NO	SUPPLIES/SERVICES	MAX	UNIT	UNIT PRICE	MAX AMOUNT
QUANTITY
0020			Lot	$	$	NTE
OPTION FOUR
COST — Travel to support CLIN 0017
PURCHASE REQUEST NUMBER N0042100000000
ADDITIONAL MARKINGS Mark for: Susan Hayes

				MAX COST	$	[***]

CLAUSES INCORPORATED BY FULL TEXT
5252.211-9503 LEVEL OF EFFORT (COST REIMBURSEMENT) (SEP 1999) (NAVAIR)
     (a) The level of effort estimated to be ordered during the term of this contract is 450,000 man-hours of direct labor including authorized subcontract labor, if any. The contractor shall not, under any circumstances, exceed one hundred (100%) percent of the total level of effort specified in this basic contract. The estimated composition of the total man-hours of direct labor by classification is as follows:

Labor	Off	On	CLIN	CLIN	CLIN	CLIN	CLIN
Category	Site	Site	0001	0005	0009	0013	0017	Total
Program Manager		X	2,000	2,000	2,000	2,000	2,000	10,000
Spill Contingency Specialist		X	2,000	2,000	2,000	2,000	2,000	10,000
Haz Waste Manager		X	2,000	2,000	2,000	2,000	2,000	10,000
Material Coordinator		X	4,000	4,000	4,000	4,000	4,000	20,000
Supply Technician		X	42,000	42,000	42,000	42,000	42,000	210,000
Warehouse Spec		X	8,000	8,000	8,000	8,000	8,000	40,000
Material Handling Laborer		X	16,000	16,000	16,000	16,000	16,000	80,000
Stock Clerk		X	6,000	6,000	6,000	6,000	6,000	30,000
Truck Driver		X	8,000	8,000	8,000	8,000	8,000	40,000

TOTALS			90,000	90,000	90,000	90,000	90,000	450,000

2,000 MAN HOURS EQUALS 1 MAN YEAR
     (b) Either FAR Clause 52.232-20, “Limitation of Cost” or FAR Clause 52.232-22, “Limitation of Funds”, depending upon whether the order is fully funded, applies independently to each order under this contract and nothing in this clause amends the rights or responsibilities of
[***] = Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

N00421-03-D-0001

the parties hereto under either of those two clauses. In addition, the notifications required by this clause are separate and distinct from any specified in either FAR Clause 52.232-20 or FAR Clause 52.232-22.
     (c) In the event that less than one hundred (100%) percent of the established level of effort of the basic contract is actually expended by the completion date of the contract (or if said Level of Effort has been previously revised upward, or the fee bearing portion of the additional hours by which the Level of Effort was last increased), the Government shall have the option of:
                (1) Requiring the Contractor to continue performance, subject to the provisions of the FAR Clause 52.232-20 or 52.232-22, as applicable, until the effort expended equals 100 % of the established Level of Effort; or
                (2) Effecting a reduction in the fixed fee by the percentage by which the total expended man-hours is less than one hundred ( 100%) percent of the established Level of Effort (or the fee bearing portion of the last upward revision).
     (d) Completion Form Task Orders.
                (1) An estimated level of effort shall be established for each completion form task order. This estimated level of effort is established for the purpose of determining the amount of fixed fee payable on the task order and tracking the ceiling amount of the contract, it is not to be construed as a performance requirement. In the event the task(s) can not be completed within the estimated cost, the Government will require more effort without increase in fee, provided the Government increases the estimated cost.
                (2) Within thirty days after completion of the work under each completion form task order, the Contractor shall submit the following information directly, in writing, to the ordering officer, with copies to the COR and the Defense Contract Audit Agency office to which vouchers are submitted:
                     (i) The Contractor’s estimate of the total allowable cost incurred under the task order; and
                     (ii) In the case of a cost underrun, the amount by which the estimated cost of the task order may be reduced to recover excess funds.
     (e) Term Form Task Orders.
                (1) The Contractor shall notify the Procuring Contracting Officer immediately in writing whenever it has reason to believe that:
                     (i) The level of effort the Contractor expects to incur under any term form order in the next 60 days, when added to the level of effort previously expended in the performance of that order, will exceed seventy-five (75%) percent of the level of effort established for that order; or
                     (ii) The level of effort required to perform a particular term form order will be greater than the level of effort established for that order.
As part of the notification, the Contractor shall provide the Contracting Officer a revised estimate of the level of effort required to perform the order. As part of the notification, the Contractor also shall submit any proposal for adjustment to the estimated cost and fixed fee that it deems would be equitable if the Government were to increase the level of effort as proposed by the Contractor. Any such upward adjustment shall be prospective only, i.e., will apply only to effort expended after a modification (if any) is issued. However, whether an increase in fixed fee is appropriate shall depend on the circumstances involved, and, except as otherwise provided in the contract, shall be entirely within the discretion of the Contracting Officer. In performing term form task orders, the Contractor may use any combination of hours of the labor categories listed in the task order.

N00421-03-D-0001

                (2) In performing term form task orders, the contractor may use any combination of hours of the labor categories listed in the task order.
                (3) Within thirty days after completion of the work under each term form task order, the Contractor shall submit the following information directly, in writing, to the ordering officer, with copies to the COR and the Defense Contract Audit Agency office to which vouchers are submitted:
                     (i) The total number of man-hours of direct labor, including subcontract labor, expended and a breakdown of this total showing the number of man-hours expended in each direct labor classification listed in the task order schedule, including the identification of the key employees utilized;
                     (ii) The Contractor’s estimate of the total allowable cost incurred under the task order; and
                     (iii) In the case of a cost underrun, the amount by which the estimated cost of the task order may be reduced to recover excess funds.
                (4) In the event that less than one hundred (100%) percent of the established level of effort of a term order (or if said level of effort has been previously revised upward, of the fee bearing portion of the additional hours by which the level of effort was last increased) is actually expended by the completion date of the contract, the Government shall have the option of:
                     (i) Requiring the Contractor to continue performance, subject to the provisions of the “Limitation of Cost” or the “Limitation of Funds” clause, as applicable, until the effort expended equals one hundred (100%) percent of the established Level of Effort (or of the fee-bearing portion of the last upward revision); or
                     (ii) Effecting a reduction in the fixed fee by the percentage by which the total expended man-hours is less than one hundred (100%) percent of the established Level of Effort (or the fee bearing portion of the last upward revision).
                (5) In the event that the expended level of effort of a term order exceeds the established level of effort by ten (10%) percent or less, but does not exceed the estimated cost of the order; the contractor shall be entitled to cost reimbursement for actual hours expended, not to exceed the ceiling cost. The contractor shall not be paid fixed fee, however, on level of effort in excess of one hundred (100%) percent without complying with subsection (e)(1) above. This understand does not supersede or change subsection (e)(1) above, whereby the contractor and Government may agree on a change to the task order level of effort with an equitable adjustment for both cost and fee.
(End of clause)

N00421-03-D-0001

SECTION C Descriptions and Specifications
Statement of Work
NAS Hazardous Material Warehousing (HAZMART)
1.0 INTRODUCTION:
1.1 BACKGROUND:
The Naval Air Station (NAS), Patuxent River, Maryland has established a consolidated hazardous material control and warehousing operation (HAZMART) that performs centralized receiving, storage, issue, and accounting of hazardous material. The objective of the effort is to limit the number of Hazardous Materials (HM) items used, the quantity maintained on hand, and the amount of Hazardous Waste (HW) generated. The HAZMART supports HM/HW warehousing, control and management for all activities onboard NAS Patuxent River and NAS Webster Field including but not limited to tenant activities and contractors.
2.0 SCOPE:
This statement of work defines the technical requirements, deliverables and schedules to support on-site HM/HW logistics and warehousing support services for NAS Patuxent River. Contractor support is specifically delineated as follows: (1) receiving, processing, storing, issuing, and delivering of HM; (2) HW pick-up, transport, storage and shipping support; (3) supplying hazardous material spill contingency response coordination support for the entire NAS complex; (4) providing hazardous material spill mitigation support for NAS buildings 619, 653, 2185, 2187, 2188, 101, 467, 2360, 1354, 2385, and augmenting general NAS spill mitigation resources as required; (5) providing technical support for the development, revision, and distribution of applicable Standard Operating Procedure (SOP) instruction and directions for activity central issue sites, HAZMART Warehousing, Hazardous Waste 90-day storage site and all applicable manuals and plans with respect to operations within the Pollution Prevention (P2) Division; (6) providing technical support for HM Field Surveys for hazardous material handling and storage compliance; (7) provide support for solid waste recycling collection, handling, storage and transfer; and (8) tank inspections.
3.0 APPLICABLE DOCUMENTS:
Unless otherwise specified, the revision level and date for each specification or standard cited within this solicitation (including any specifications or standards cited in any drawing, handbook, referenced specification, or standard contained within this solicitation) shall refer to the most current revision. This list of documents is not all-inclusive. The applicable standards, specifications, instructions and directives, or miscellaneous documents shall be identified in the individual delivery order.

DODINST 4140.27-M	Shelf-Life Management Manual

DODINST 4145.19-R-1	Storage and Material Handling

DODINST 4160.21-M	Defense Disposal Manual

DODINST 4500.36-R	Management Acquisition and Use of Motor Vehicles

DODINST 6050.5-1	Hazardous Material Information System

DRMS-H-4160.3	Volumes I and II, Disposal Operating Procedures, Property Accounting

N00421-03-D-0001

DRMS-M-6050.1	Environmental Compliance for the DRMS Hazardous Property Program

OPNAVINST 5090.1B	Environmental & Natural Resources Program Management

NAVAIRINST 5090.1	Naval Air Systems Command Environmental Program

NAVSUP PUB 4500	Consolidated Hazardous Item List

NASPAXRIV	Spill Prevention, Control and Countermeasures Plan (SPCC)

NASPAXRIVINST 3173.1C	Naval Air Station Boat Bill

NASPAXRIVINST 3721.2C	Airfield Vehicle Driver Training Requirements

NASPAXRIVINST 4000.1	Supply Logistics Manual

NASPAXRIVINST 4010.3G	Hazardous Waste Management Plan

NASPAXRIVINST 4010.4F	Precious Metals Recovery Program

NASPAXRIVINST 4010.5	Hazardous Material Control & Management Plan

NASPAXRIVINST 4100.4B	Recyclable Materials Sales Program

NASPAXRIVINST 5100.35A Change 1	Safety Manual

NASPAXRIVINST 11320.1	Fire Bill

OPNAVINST 5100.23E	Occupational Safety & Health (OSHA)

SUPPINST 4000.9C	Reusable, Protective, Shipping, and Storage Devices; Procedures Concerning

SUPPINST 5100.141	Supply Department Safety Program Operating Procedures

SUPPINST 6000.1 G	Methyl Alcohol, Ethyl Alcohol, Isopropyl Alcohol, and Solvents; Safeguards for Handling & Storage

33 CFR (OPA90)	Oil Pollution Act of 1990

29 CFR 1910	OSHA Regulation

40 CFR	Protection of the Environment

49 CFR	Transportation

COMAR 26.13	Code of Maryland Hazardous Waste Regulations

Integrated Contingency Plan

Hazardous Waste Reporting System User’s Guide

U.S. Environmental Protection Agency “List of Lists”

N00421-03-D-0001

Defense Reutilization and Marketing Service Disposal Operating Procedures

Consolidated Hazardous Material Reutilization Inventory Management Program Manual (CHRIMP)
4.0 TECHNICAL REQUIREMENTS/TASKS:
4.1 PHYSICAL CUSTODY OF HM/HW.
4.1.1 The physical custody of Hazardous Materials (HM) and Hazardous Waste (HW) managed through NAS HAZMART operations will originate from the following sources:
•	HM received from off station transporters;

•	Excess HM from NAS Patuxent River and NAS Webster Field; and

•	HW from NAS Patuxent River and NAS Webster Field.
4.1.2 The contractor without the express permission of the Contracting Officer’s Representative (COR) will not receive HM/HW that does not originate from the above listed sources into HAZMART custody.
4.2 The contractor shall perform/support the following HM/HW requirements and hazardous substance (HM/HW/oil) spill mitigation coordination support in the HAZMART and NAS buildings 2385, 619, 653, 2185, 2187, 2188, 101, 467, 2360, 1354, 2385 and the Webster Field Bldg. #8 Mobile Reuse Center (MRC) site. Additional sites may be added as necessary. For purposes of this contract, HM/HW includes any material that fall within the definition listed in applicable documents, excluding radioactive material and weapons. All applicable safety precautions shall be applied and enforced in the receipt, storage, disposition, and disposition of HM/HW.
4.3 The Navy CHRIMP manual, listed in Section 3.0, will be utilized as a primary reference for this solicitation. The CHRIMP manual will be considered as general guidance for HM/HW activities conducted under this effort. The COR, as the Government’s cognizant representative, may direct deviations from CHRIMP guidelines as required to ensure efficient management of Government requirements.
4.4 Upon delivery of HM to the HAZMART from the NAS Supply Department, the contractor shall inspect material for damage, and conformance to requisition and receipt documents. This receipt procedure will include verifying quantity, ensuring proper labeling compliance, and verifying that a Material Safety Data Sheet (MSDS) is attached to each product before the material is off loaded into the custody of the HAZMART. Any material which is out of shelf life, improperly labeled, or leaking shall be annotated, researched, and reported to the COR via the Report of Discrepancy (ROD). The contractor shall keep records of all orders received by requisition number both in hard copy and by entering requisition information as required into the automated Hazardous Substance Management System (HSMS).
4.5 HM items will be ordered by and received into HAZMART custody, which have not been previously stocked. In this event, a copy of the MSDS for the “new” item will be forwarded to the P2 Division as soon as possible. The contractor will provide MSDS’s to the P2 Division for the items in HAZMART stock as required.
4.6 The contractor shall document receipt paperwork and material containers with identifying information by attaching the printed bar codes from the HSMS system to material upon receipt into the HAZMART warehouse. These bar codes will be used to monitor the disposition of all containers until their ultimate return to HAZMART custody for disposal. The attached bar codes will link issue and receipt paperwork to individual material containers. This bar-coding effort will monitor the disposition of hazardous material containers throughout the product lifecycle.

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4.7 The contractor shall develop written HAZMART Standard Operating Procedures (SOP) and process all HM into warehouse stock in accordance with written HAZMART SOP.
4.8 The contractor shall review MSDS’s and determine material that may contain a listed reportable chemical under SARA guidelines. As delineated by the CHRIMP procedures the appropriate CAS number and percent composition of each listed chemical will be placed into the HSMS as required. The contractor shall input complete data into the HSMS system to the fullest extent possible. This may include Hazardous Waste Code, unit of issue, product cage code and applicable identification (i.e., National Stock Number) as required by the CHRIMP Manual. The contractor shall provide technical assistance in the generation and submittal of the annual SARA Title III Report.
4.9 The contractor shall store HM in accordance with applicable storage instructions (DOD 4145.1 9R-1).
4.10 RECEIPT OF EXCESS HM FROM THE ACTIVITY SATELLITE ISSUE.
4.10.1 The contractor shall receive excess HM and empty HM containers generated from NAS Patuxent River and NAS Webster Field activities via regular delivery and pickup activity. Drivers shall be properly trained and certified in accordance with 49 CFR and shall have a valid commercial drivers license (CDL) with HazMat endorsement. Excess HM includes unused/unneeded HM. The contractor shall ensure all excess hazardous material is properly documented and labeled in accordance with regulatory requirements. This process will include ensuring correct DD Form 1348, per NASPAXRIVINST 4010.3G, is attached to the excess HM. The contractor will review the excess HM items to be received into HAZMART stock and ensure that corresponding DD Form 1348’s match appropriately. The material shall then be stored in accordance with the applicable storage documents as listed in paragraph 3.0 of this solicitation and ensuring that shelf-life and inventory integrity are maintained at all times. The excess HM shall then be processed into HAZMART stock and recorded into the HSMS system.
4.11 STORAGE AND HANDLING OF HM/HW.
4.11.1 The contractor shall handle HM/HW ensuring that it is properly identified, marked, and stored in accordance with the applicable documents contained in paragraph 3.0 of this solicitation. Hazardous Material and Hazardous Wastes contain inherent hazards that affect all handling operations from time of receipt of HM to time of disposal of any generated solid or hazardous waste. The contractor shall closely follow the guidelines for storage, segregation, and handling of HM/HW in accordance with all applicable policies and regulations.
4.11.2 The contractor shall store and handle HM/HW as required, in all Government provided storage facilities located onboard NAS. This includes the HAZMART Warehouse, the less than 90-day hazardous waste generator site, activity HM central issue and HW satellite accumulation sites. On a monthly basis, the contractor shall report to the P2 Division the number of HM/HW items stored at each location.
4.12 The contractor shall produce various HAZMART management reports, raw data and information as articulated in Section 5.0 “Reports/Deliverables” and as necessitated by operational requirements. To produce the reports the contractor shall utilize the HSMS and associated databases.
4.13 ACTIVITY CENTRAL ISSUE.
4.13.1 When HM is issued into the custody of and received by activity central issue areas from the HAZMART, the contractor shall validate the property received vs. the issue documents to ensure that items received reflect the documentation and invoice information. The HM shall then be stored at the site in accordance with applicable documents listed in paragraph 3.0 of this solicitation. The contractor will ensure that HM, in the custody of the contractor, is properly managed to ensure shelf life and inventory integrity. Many HMs are characteristically unstable and require assignment of a time period (shelf life) to assure satisfactory performance of the material. The contractor shall manage HM stocks to monitor shelf life, segregation requirements, utilize material with earliest expiration dates, and monitor the physical condition of containers in storage both in the HAZMART and in the activity central issue sites. The contractor shall maintain a log of all HM/HW transported from these spaces to storage at the HAZMART Warehouse and less than 90-day site.

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4.14 HW SATELLITE.
4.14.1 The contractor shall support coordination of waste disposal efforts of the activity level HW less than 90 day and satellite storage areas. In addition, the contractor shall ensure that HW is stored properly. The contractor shall ensure accurate HW inventories and site inspections are maintained and completed in accordance with the applicable documents listed in paragraph 3.0 and ensure all generating activities do not exceed the HW storage quantities as defined for “satellite accumulation” in 40 CFR and COMAR 26.13. The contractor shall provide support to the P2 Division by conducting annual hazardous material field surveys. The contractor shall provide technical assistance and compliance guidance to NAS activities as required. The contractor shall provide training to operators of satellite accumulation sites and those employees incidental to HW accumulation. The training shall meet the requirements of 40 CFR 262, 29 CFR 1910.120, and 49 CFR 172 and 173.
4.15 LESS THAN 90-DAY HW ACCUMULATION (STORAGE).
4.15.1 After receipt of HW from the activity HW satellite sites, the contractor shall transport, segregate and/or consolidate, containerize, label, mark, handle, properly store, and inventory all regulated waste at the less than 90-day staging area in accordance with applicable documents listed in paragraph 3.0 of this solicitation. The contractor shall accumulate compatible wastes in containers of good condition and ensure each container is properly marked in accordance with paragraph 3.0 of this solicitation. The contractor shall ensure each container does not exceed the allowable 90-day storage time as defined in 40 CFR and COMAR 26.13. The contractor shall transfer, process, weigh, store, and inventory all regulated waste in the less than 90-day storage area for turn-in to the Defense Reutilization and Marketing Office (DRMO). The contractor shall prepare DD Form 1348 in accordance with applicable documents and obtain government signature before processing for disposal. The contractor shall assign regulated waste identification numbers such as: Contract Line Item Numbers (CLIN’s), Funding Code, Hazardous Waste Profile Numbers, storage/locality numbers, EPA/state HW waste codes, Defense Turn-in Document (DTID’s) as provided by the government, and a unique item number while in storage. The contractor shall request the P2 Division to provide sample/analysis/technical services of waste products as required. The contractor will interact with the NAS Hazardous Waste Manager on a regular basis and conduct all HW support activity in compliance with the guidance and oversight of the waste manager. The contractor shall perform and document weekly and monthly activity inspections as required in accordance with applicable documents. The contractor shall prepare and maintain HW profiles.
4.16 PREPARATION FOR DISPOSAL OF HW.
4.16.1 The contractor shall prepare all HW items for disposal by Defense Reutilization and Marketing Office, Fort Meade (DRMO) in accordance with the terms and conditions of documents listed in paragraph 3.0. All documentation required for removal and disposal shall be in correct format. The contractor shall schedule all DRMO inspections for acceptance by DRMO contract for hazardous waste disposal.
4.17 TRACKING HM/HW.
4.17.1 The contractor shall maintain, input, and track HM/HW information in the modules of the HSMS in accordance with the guidelines established in the CHRIMP manual. The HM shall be tracked from time of receipt through issue, use, and disposal in the HSMS. HM/HW shall be tracked from the time of generation through pick-up, accumulation, storage and disposal.
4.18 COMPACT AND LABEL CONTAINERS FOR RECYCLING.
4.18.1 The contractor shall crush empty non-flammable containers using the Government provided container crusher. The contractor shall mark and containerize crushed containers for recycling through the NAS Recycling Office or proper disposal as applicable and directed by the P2 Division Director. The contractor shall properly accumulate and identify for disposal any regulated waste residues generated from crushing and dispose of them in accordance with the applicable documents listed in Section 3.0.

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4.19 OIL, HM, AND HW SPILL RESPONSE.
4.19.1 The contractor shall provide support to coordinate spill response mitigation activities in accordance with the Spill Prevention. Control and Countermeasures Plan (SPCC) and other applicable documents listed in paragraph 3.0. These instructions provide guidance on personnel, equipment response and safety requirements depending on the type and/or amount of substance spilled. The contractor shall provide coordination support in the event of a hazardous material spill after normal working hours. The contractor shall have a Spill Contingency Specialist and back-up available 24 hours a day, seven days a week. Such individuals shall be able to report on NAS within 15 minutes of a reported spill and shall be equipped with pagers or other devices.
4.19.2 The contractor will provide hazardous material spill mitigation support for NAS buildings 619, 653, 2185, 2187, 2188, 101, 2360, 467, 1354, 2385, and augment general NAS spill mitigation resources as required. Personnel responding to spills shall be trained in accordance with 29 CFR 1910.120. The contractor shall be responsible for all personal protective equipment (PPE) needed to respond. Additional sites may be added as necessary.
4.19.3 The contractor will ensure that any spill mitigation equipment furnished to it by the government is readily available and operable to include any government furnished oil/water separation equipment. The contractor is not responsible for parts or repairs to the equipment, but is required to report any faulty equipment immediately upon learning of the situation. Any government supplied equipment damaged by neglect or misuse by the contractor shall be repaired or replaced at the contractor’s expense. Personnel operating government supplied equipment shall be properly trained on such equipment. The contractor will maintain accurate maintenance logs on government furnished spill mitigation equipment in accordance with the SPCC.
4.19.4 In the event of a spill or leak caused by improper handling of HM/HW by the contractor, the contractor shall be held liable in accordance with the listed references. All such spills or leaks, regardless of quantity, shall be reported immediately. The contractor shall show proof of adequate environmental liability insurance or bonding to cover financial responsibility.
4.19.5 The contractor shall provide a Spill Response Coordinator responsible for contingency planning, review of all Activity Site Specific Spill Contingency Plans, and to make recommendations for revisions to the SPCC. The Spill Response Coordinator must be familiar with all CFR and COMAR contingency planning and oil operation requirements necessary for the operation of the NAS and its annex and must meet the minimum qualifications listed in paragraph 6.0.
4.20 HM/HW TRANSPORTATION REQUIREMENTS.
4.20.1 The contractor shall comply with and ensure that all subcontractors comply with local, state, and federal requirements/regulations listed under paragraph 3.0 of this solicitation. The contractor shall independently and at its own cost obtain all the necessary licenses, permits, certifications, and training necessary to properly transport HM/HW to/from/in and around NAS Patuxent River and NAS Webster Field. The contractor will ensure that emergency response information is carried on transport vehicles and maintained at facilities where hazardous materials/waste are received, stored, or handled during transportation. The contractor may be required to transport HM to/from DRMO, Fort Meade, Norfolk and other locations. Adequate workman’s compensation for truck drivers must be maintained.
4.21 The contractor shall provide an individual with detailed technical knowledge of above ground piping and valve systems associated with aboveground petroleum storage tanks. The contractor shall be required to perform monthly visual inspections on all associated piping and valves as well as visual inspections of the tanks listed in the SPCC to test for fluid tight integrity. In addition, the contractor shall conduct integrity testing of all spill containment structures associated with all of the petroleum storage tanks. In accordance with standards established by the Environmental Protection Agency the contractor shall maintain a database of all inspections, discrepancies discovered, and corrective actions initiated for

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remedial efforts on both the tanks and enclosures. During the monthly inspections the contractor shall maintain a logbook denoting any occurrence where the containment structures are drained of accumulated rainwater. Entries in this logbook will include structure #, date, time, amount of water drained and note any visual signs of petroleum product in the water to ensure it is not released to the environment. The contractor shall also conduct monthly inspections and quarterly clean out of all manholes associated with Underground Storage Tanks. The manholes contain fill pipes, vents, cathodic protection devices and overfill alarms. The contractor shall be required to work outdoors in inclement weather and will be required to climb containment structure walls and tank ladders, which will reach a maximum height of 20 feet.
4.22 The contractor shall collect recyclable materials from all industrials and residential areas at NAS and transport the materials in accordance with the route schedule. Vehicles vary from pick-up trucks to 2 1/2 ton stake body truck and may be equipped with a fifteen cubic yard pull behind recyclable collection trailer or rotator for dumping front load containers. The contractor shall be responsible for processing recyclables at the recycling center. Current processing procedures include the following: sorting various grades of paper; baling paper; baling cardboard; crushing cans; sorting scrap metal; and packaging toner cartridges. After processing, materials are loaded into trailers for sale to vendor. Public works reserves the right to change the current recycling procedures at any facility or location in order to meet current or projected demand.
4.23 The contractor shall provide an individual with detailed technical knowledge to support P2 Division HM/HW program audit service in accordance with P2 Division guidelines. This individual shall be a Certified Environmental Compliance Manager (CECM) or equivalent and familiar with OSHA, DOT, EPA, COMAR, and NAVY regulations and policies pertaining to HM/HW.
4.24 SAFETY.
4.24.1 The contractor shall safely perform all operations in accordance with applicable documents listed in paragraph 3.0. The contractor shall ensure that its’ agents, employees, and subcontractors also perform in accordance with paragraph 3.0. All personal protective equipment (PPE) such as steel-toed shoes, respirators, splash gear, etc. shall be the responsibility of the contractor.
4.25 Contractor operations will be subject to the oversight and review of the NAS P2 Division Director and/or designated agents.
4.26 PERMITS.
4.26.1 The contractor shall comply with the NAS Patuxent River “Controlled Hazardous Substance Permit” issued by the Maryland Department of the Environment. The contractor shall at their own expense obtain the necessary licenses and permits required to comply with any applicable references listed in paragraph 3.0 of this solicitation that are applicable to the contractor’s requirements/tasks in paragraph 4.0 of this solicitation.
4.27 The contractor shall identify all applicable HM/HW and spill containment and clean up training requirements for NAS personnel who handle HM/HW.
4.28 REGULATORY COMPLIANCE
4.28.1 Regulatory compliance shall be the responsibility of the contractor to maintain a HM/HW program completely free of any violations, citations, or non compliance issues. The contractor shall be held responsible for violations which are directly the result of contractor neglect, misconduct, or oversight. All activity central issue coordinators shall have the Certified Environmental Compliance Manager (CECM) certification or equivalent.
5.0 REPORTS/DELIVERABLES:
The contractor shall provide the following reports.
5.1 CDRL Item A001, Report Of Discrepancy: A report to the COR detailing information concerning material which arrives to the HAZMART: out of shelf life, improperly labeled, or leaking.

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5.2 CDRL Item A002, Generator Regulated Waste Inspection Records/Reports: A weekly/monthly report synopsis the results of regular HW support activity, (I.E. pick-up, storage, placarding, determining applicable waste codes etc.).
5.3 CDRL Item A003, Hazardous Waste Profile Report: A weekly report synopsis HW profiling activity.
5.4 CDRL Item A004, CLIN Report: The contractor shall prepare and provide quarterly and annual reports detailing the HAZMART CLIN activity. All reports shall comply with existing Navy and state formats.
5.5 CDRL Item A005, Project Status Report: The contractor shall provide monthly reports which will provide a synopsis of the project’s progress made during the reporting period relative to all efforts which are currently active under this delivery order. The monthly progress report shall describe all trips completed during the period and shall include a synopsis of the trip.
5.6 CDRL Item A006, Project Cost Report: The contractor shall provide a monthly reports which will provide a synopsis of the project’s cost during the reporting period relative to all efforts which are currently active under this delivery order. The monthly cost report shall describe the cost and purpose, the number of hours charged for each pay rate during the reporting period, total man-hours charged during the reporting period, materials charged, and a graph depicting actual expenses verse planned expenses for the contract reporting period.
5.7 CDRL Item A007, Quality Control File: The contractor shall provide the COR a file throughout the life of the contract. The COR shall be allowed access to the file during the contract performance period. The file shall be delivered to the COR within 30 days after the completion or termination of the contract.
5.8 CDRL Item A008, Warehouse Metrics: The contractor shall provide a set of Warehouse Metrics that includes the following: Days of Stock on Hand, Inventory Turnover Rate, Not in Stock Rate, Gross Monetary Adjustment, and Inventory Accuracy.
6.0 OTHER REQUIREMENTS:
6.1 MANDATORY TRAINING.
6.1.1 The contractor shall be responsible for obtaining the training and certifications listed below for the personnel performing the related requirements. The contractor shall ensure personnel have completed all training required prior to contract start and maintain during the performance of this contract.

JOB CATEGORY	REQUIRED TRAINING	REGULATORY CITATION
Program Manager*	40 hr HAZWOPER (initial/refresher) Hazardous Waste For Handlers (initial/refresher) Hazard Communication (initial/refresher) Pollution Prevention NEPA	29CFR1910.120, OPNAVINST 5090.1(series) 40CFR262.34 and 264.16, OPNAVINST 5090.1(series) 29CFR1910.1200 and NASPAXRIVINST NASPAXRIVINST 4010.5 NASPAXRIVINST 4010.5

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JOB CATEGORY	REQUIRED TRAINING	REGULATORY CITATION
Spill Contingency Specialist*	40 hr HAZWOPER (initial/refresher) 40 hr Oil Spill Control Course Hazardous Waste For Handlers (initial/refresher) Hazard Communication (initial/refresher) Pollution Prevention NEPA	29CFR1910.120, OPNAVISNT 5090.1 (series) OPA 90 40CFR262.34 and 264.16, OPNAVINST 5090.1(series) 29CFR1910.1200 and NASPAXRIVINST NASPAXRIVINST 4010.5 NASPAXRIVINST 4010.5
Hazardous Waste Manager*	40 hr HAZWOPER (initial/refresher) Hazardous Waste Facility Operators (initial/refresher) DOT (initial/refresher) Hazard Communication (initial/refresher) Pollution Prevention NEPA	29CFR1910.120, OPNAVISNT 5090.1 (series) 40CFR262.34 and 264.16, OPNAVINST 5090.1(series) 49CFR Subpart H 29CFR1910.1200 and NASPAXRIVINST NASPAXRIVINST 4010.5 NASPAXRIVINST 4010.5
Supply Tech*	24 hr HAZWOPER (initial/refresher) Hazardous Waste for Handlers (initial/refresher) DOT (initial/refresher) Hazard Communication (initial/refresher) Pollution Prevention NEPA	29CFR1910.120, OPNAVISNT 5090.1 (series) 40CFR262.34 and 264.16, OPNAVINST 5090.1(series) 49CFR Subpart H 29CFR1910.1200 and NASPAXRIVINST NASPAXRIVINST 4010.5 NASPAXRIVINST 4010.5
Warehouse Specialist	8 hr HAZWOPER (initial/refresher) Hazardous Waste for Handlers (initial/refresher) Hazard Communication (initial/refresher) Pollution Prevention NEPA Forklift Safety	29CFR1910.120, OPNAVISNT 5090.1 (series) 40CFR262.34 and 264.16, OPNAVINST 5090.1(series) 29CFR1910.1200 and NASPAXRIVINST NASPAXRIVINST 4010.5 NASPAXRIVINST 4010.5 29CFR1910.178 (1)
Material Coordinator *	8 hr HAZWOPER (initial/refresher) Hazardous Waste for Handlers (initial/refresher) Hazard Communication (initial/refresher) Pollution Prevention NEPA Forklift Safety	29CFR1910.120, OPNAVISNT 5090.1 (series) 40CFR262.34 and 264.16, OPNAVINST 5090.1(series) 29CFR1910.1200 and NASPAXRIVINST NASPAXRIVINST 4010.5 NASPAXRIVINST 4010.5 29CFR1910.178 (1)
Material Handling Laborer	8 hr HAZWOPER (initial/refresher) Hazardous Waste for Handlers (initial/refresher) Hazard Communication (initial/refresher) Pollution Prevention NEPA Forklift Safety	29CFR1910.120, OPNAVISNT 5090.1 (series) 40CFR262.34 and 264.16, OPNAVINST 5090.1(series) 29CFR1910.1200 and NASPAXRIVINST NASPAXRIVINST 4010.5 NASPAXRIVINST 4010.5 29CFR1910.178 (1)

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JOB CATEGORY	REQUIRED TRAINING	REGULATORY CITATION
Stock Clerk	8 hr HAZWOPER (initial/refresher) Hazardous Waste for Handlers (initial/refresher) Hazard Communication (initial/refresher) Pollution Prevention NEPA Forklift Safety	29CFR1910.120, OPNAVISNT 5090.1 (series) 40CFR262.34 and 264.16, OPNAVINST 5090.1(series) 29CFR1910.1200 and NASPAXRIVINST NASPAXRIVINST 4010.5 NASPAXRIVINST 4010.5 29CFR1910.178 (1)
Truck Driver	8 hr HAZWOPER (initial/refresher) Hazardous Waste for Handlers (initial/refresher) Hazard Communication (initial/refresher) Pollution Prevention NEPA CDL (Hazmat Endorsement) Forklift Safety	29CFR1910.120, OPNAVISNT 5090.1 (series) 40CFR262.34 and 264.16, OPNAVINST 5090.1(series) 29CFR1910.1200 and NASPAXRIVINST NASPAXRIVINST 4010.5 NASPAXRIVINST 4010.5 29CFR1910.178(1)

* Key Personnel PDF Required (see Personnel Qualifications)
6.2 GOVERNMENT FURNISHED PROPERTY/EQUIPMENT.
6.2.1 The contractor is authorized to access the government vehicles and equipment found in Attachment (2).
6.3 WORK ENVIRONMENT.
6.3.1 Work environment involves everyday risks or discomforts of HM/HW warehouse settings including temperature fluctuations, concrete floors, and in open/outdoor work areas.
6.3.2 Where buildings house both, contractor and government personnel, the contractor shall have shared access to restrooms, lunchrooms, drinking fountains, vending machines, and general areas.
6.3.3 The government will provide access to all facilities required under this delivery order. Current facilities include buildings 2385, 619, 653, 2185, 2187, 2188, 101, 476, 2360, 1354, and 2385. The government shall also provide access to all equipment/property located within the facilities (i.e., forklift, crushing machines, etc.)
6.4 PHYSICAL DEMANDS.
6.4.1 Physical demands shall include lifting of items weighing 70 pounds or more, moving or pushing objects, bending, standing and climbing. Operation of government vehicles and forklifts shall also be required. Personnel operating forklifts need to be trained to 29 CFR 178(1).
6.5 WORK/OPERATION HOURS.
6.5.1 HAZMART (Bldg. 653 and 2385) operating hours shall be 0630-1730, Monday through Friday. The workload and corresponding manpower requirements may diminish significantly (especially after normal NAS activity working hours).
6.5.2 NAS WEBSTER FIELD BLDG #8 MRC SITE operating hours shall be 0630-1630, Monday through Friday.
6.5.3 ACTIVITY SATELLITE ISSUE LOCATIONS operating hours shall be 0630-1630, Monday through Friday.

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6.5.4 The contractor shall act as the NAS spill contingency response coordinator. As spill contingency requirements necessitate 24-hour a day, seven day a week response capability the contractor shall be required to provide coordination support after normal working hours. The contractor shall also be required to respond to emergency requirements after normal working hours, including weekends and holidays. The contractor shall respond to hazardous materials incidents within fifteen (15) minutes.
PERSONNEL QUALIFICATIONS
Personnel assigned to or utilized by the contractor in the performance of the contract shall, as a minimum, meet the experience, educational, or other background requirements set forth below and shall be fully capable of performing in an efficient, reliable, and professional manner. Personnel assigned shall meet the training requirements specified in Section 6.1 of the Statement of Work.
If the Contracting Officer questions the qualifications or competence of any person performing under this contract, the burden of proof to sustain that the person is qualified as prescribed herein shall be upon the contractor.
The contractor must have personnel, organization, and administrative controls necessary to ensure that the services performed meet all requirements specified in the individual delivery orders. The work history of each contractor employee shall contain experience directly related to the tasks and functions to be assigned. The Contracting Officer reserves the right to determine if a given work history contains necessary and sufficiently detailed, related experience to reasonably ensure the ability for effective and efficient performance.
Unless stated otherwise in the individual labor category, experience must also be within the last seven years.
Secret security clearances are required for the Spill Contingency Specialist.
Key personnel are those who will be performing in Key categories of labor identified below with an asterisk (*) and will require submission of a Personnel Data Form, when necessary, for government approval.
The individual labor categories and minimum qualifications for this contract are as follows:
*PROGRAM MANAGER:
Functions: Acts as the overall manager and administrator for the contract effort. Serves as the primary interface and point of contact with Government program authorities and representatives on program/project and contract administration issues. Supervises program/project operation by developing management procedures and controls, planning and directing program execution of the technical effort and monitoring and reporting progress. Manages acquisition and controls financial and administrative aspects of the program with respect to contract requirements.
Education: A Bachelor’s degree in engineering, scientific, technical or business management discipline from an accredited college or university. Successfully completed training requirements in Section 6.1 of Statement of Work. The Bachelor’s degree requirement may be waived if the candidate displays extensive experience in the position for which he or she is proposed. For instance, three years of experience, in addition to the experience listed below, may count for one year of college education.
Experience:
a. A total of at least eight years of management and supervisory experience which included performance of each of the foregoing functions with respect to technical programs or projects.
b. At least three years of foregoing total experience shall have consisted of performing technical program/project work with respect to Hazardous Material/Waste Control and Spill Contingency.

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*SPILL CONTINGENCY SPECIALIST:
Functions: Assist the Patuxent River Naval Air Station’s Pollution Prevention and Control Division with spill mitigation and program elements. Assists and oversees contractor spill response teams, develops spill response planning documents, conducts spill containment drills, conducts equipment inspections and ensures equipment is properly maintained, ensures contractor spill teams is properly trained and assists in ensuring compliance of Federal, State, and local Hazardous Spill guidelines.
Education: A bachelor’s degree in an engineering, scientific, or technical, discipline from an accredited college or university. Successfully completed training requirements in Section 6.1 of Statement of Work. The Bachelor’s degree requirement may be waived if the candidate displays extensive experience in the position for which he or she is proposed. For instance, three years of experience, in addition to the experience listed below, may count for one year of college education.
Experience:
a. A total of at least seven years of management and supervisory experience which includes performance of each of the foregoing functions with respect to technical programs or program.
b. At least five years of the foregoing total experience shall have consisted of performing technical program/project work with respect to Hazardous Material/Waste Control and spill contingency.
*HAZARDOUS WASTE MANAGER:
Functions: Assist with the identification and analysis of hazardous materials and hazardous waste; surveillance of the regulated community through onsite inspections, sampling, and recording reviews to secure and verify information regarding compliance with Federal, State and local hazardous materials and hazardous waste laws and regulations, environmental surveys and studies related to hazardous material transport, storage, disposal, reduction, and reuse.
Education: A bachelor’s degree with major studies in chemistry or other natural sciences. Successfully completed training requirements in Section 6.1 of Statement of Work. The Bachelor’s degree requirement may be waived if the candidate displays extensive experience in the position for which he or she is proposed. For instance, three years of experience, in addition to the experience listed below, may count for one year of college education.
Certification: Certified Environmental Compliance Manager (CECM) or equivalent certification obtained within 60 days after start of employment on contract.
Experience:
a. At least 5 years of project related experience in the environmental industry involved with hazardous material/hazardous waste or environmental compliance field.
Substitution: Ten years of experience in the environmental compliance field may be substituted for the bachelor’s degree.
MATERIAL COORDINATOR:
Functions: Performs technical supply management tasks including inventory management, storage and handling management, and property utilization related to warehouse, activity central issue, or other storage areas.
Education: High school diploma or GED equivalency certificate. Successfully completed training requirements in Section 6.1 of Statement of Work.
Experience:
a. A total of at least four years of experience performing the foregoing functions.
b. At least two years of the foregoing total experience shall have consisted of working in the Hazardous Material/Waste fields.
Substitution: An associate degree in the field of study may be substituted for two years of experience.

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*SUPPLY TECHNICIAN:
Functions: Performs supply management work including inventory management, storage management, cataloging, and material utilization at the activity central issue sites. Receives, stores, and issues hazardous material, and compiles stock records, inventories, and authorized use records of material in the central issue and work centers. Maintains satellite waste storage. Orders, counts, sorts, and accounts for incoming articles to verify receipt of items on requisition or invoice. Examines stock to verify conformance to specifications. Stores articles in compliance with pertinent hazardous material/waste regulations. Fills orders or issues supplies from stock. Prepares and updates periodic, special or perpetual inventory of hazardous material/waste. Prepares initial requisition documentation to fill activity procurement needs. Complies reports on use of stock, adjustment of inventory, spoilage or damage and refusal of shipment, and reportable quantities of Superfund Amendment Reauthorization Act (SARA) chemicals. Labels identifying codes, figures, or letters on hazardous material/waste containers. Distributes stock among production workers and keeps records of material issued. Makes adjustments or repairs to articles carried in stock. Determines methods of storage, identification, and stock location. Maintains automated inventory/authorized use list. Maintains activity spill control program.
Education: High school diploma or GED equivalency certificate. Successfully completed training requirements in Section 6.1 of Statement of Work.
Certification: Certified Environmental Compliance Manager (CECM) or equivalent certification obtained within 60 days after start of employment on contract.
Experience:
a. A total of five years experience performing the foregoing functions.
b. At least three years of the foregoing total experience shall have consisted of working directly in the hazardous material/waste fields utilizing hazardous material/waste regulations daily.
WAREHOUSE SPECIALIST:
Functions: Performs various warehousing functions including: receives, unloads, and processes shipments; determines when and how items are to be consolidated in hold areas for inspection, transfer, reshipment, or placement in proper storage areas; ensures shipments are unloaded in proper sequence and designates items for checking; flags special shipments of priority items need to prevent work stoppages; ensures shelf life is maintained; stores items for maximum convenience of handling and ease of movement as well as protection from damage, deterioration, and pilferage; maintains inventories to ensure adequate stock to service customers; tracks turnover of items on hand and recommends increases and decreases of stock as appropriate; screens issue documents to fill in missing data; uses automated equipment i.e. bar-codes wands and computer terminals to verify inventory levels, fill orders, place stock, verify storage locations, and produce documentation/reports; and uses specialized equipment for movement of stock such as manned storage, forklifts, and retrieval cranes.
Education: High school diploma or GED equivalency certificate. Successfully completed training requirements in Section 6.1 of Statement of Work.
Experience:
a. A total of at least two years of experience performing the foregoing functions
b. At least one years of the foregoing total experience shall have been in identifying potential shortfalls, analyzing potential alternative, submitting recommendations, receiving and verifying material orders and conduction material inventories.
MATERIAL HANDLING LABORER:
Functions: Performs various material handling functions including: collection; segregation; packaging; stock piling; and preparing for shipment. Other functions include scheduling, pickup coordination, site preparation, data collection, recordkeeping, and program implementation, augmentation, and promotion.

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Education: High school diploma or GED equivalency certificate. Successfully completed training requirements in Section 6.1 of Statement of Work.
Experience:
a. A total of at least one years of experience performing the foregoing functions
STOCK CLERK:
Functions: Complies records of amount, kind, value of material, or stock on hand in the warehouse. Counts stock/material on hand and posts totals in inventory records. Compares inventories taken by other workers with office records or computes from shipping, receiving, purchase or stock records to obtain current theoretical inventory. Verifies clerical computations against physical count of stock and adjust errors in computations or counts, or investigates and reports discrepancies. Complies information on receipt or disbursement of goods and computes inventory balance, price, and costs. Prepares reports of inventory balance, price, shortages, and customer charges. Tracks depleted items. Complies, analyzes, researches, and generates written documentation/reports. Recommends survey of out of shelf life or unusable material. Operates computers, bar coding equipment, and calculating machines.
Education: High school diploma or GED equivalency certificate. Successfully completed training requirements in Section 6.1 of Statement of Work.
Experience:
a. A total of at least two years of experience performing the foregoing functions including data entry and usage of computer automated database programs i.e. data input, transcribing, and reproducing data and information into forms suitable for computer processing.
b. At least one year of the foregoing total experience shall have consisted of receiving, stocking, and accounting for material.
TRUCKDRIVER (MEDIUM TRUCK):
Functions: Transports material to and picks up excess hazardous material/waste from activity central issue areas on an “as needed” basis but not less than two times per day. Delivers Material Safety Data Sheets (MSDS’s) with issued items and ensures proper receipt signatures are obtained. Operates step van and 2 ton vehicle in a safe and efficient manner. Maintains all maintenance and vehicle operation reports and records. Maintains proper stowage and manifests of transported items. Ensures appropriate vehicle placarding when required.
Education: High school diploma or GED equivalency certificate plus certified hazardous material/waste transporter in the state of Maryland. Successfully completed training requirements in Section 6.1 of Statement of Work.
Experience:
a. A total of at least three years experience performing the foregoing functions.

N00421-03-D-0001

SECTION E Inspection and Acceptance
INSPECTION AND ACCEPTANCE TERMS
Supplies/services will be inspected/accepted at:

CLIN	INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
0001	Destination	Government	Destination	Government
0002	Destination	Government	Destination	Government
0003	Destination	Government	Destination	Government
0004	Destination	Government	Destination	Government
0005	Destination	Government	Destination	Government
0006	Destination	Government	Destination	Government
0007	Destination	Government	Destination	Government
0008	Destination	Government	Destination	Government
0009	Destination	Government	Destination	Government
0010	Destination	Government	Destination	Government
0011	Destination	Government	Destination	Government
0012	Destination	Government	Destination	Government
0013	Destination	Government	Destination	Government
0014	Destination	Government	Destination	Government
0015	Destination	Government	Destination	Government
0016	Destination	Government	Destination	Government
0017	Destination	Government	Destination	Government
0018	Destination	Government	Destination	Government
0019	Destination	Government	Destination	Government
0020	Destination	Government	Destination	Government
CLAUSES INCORPORATED BY REFERENCE:

52.246-3	Inspection Of Supplies Cost-Reimbursement	MAY 2001
52.246-5	Inspection Of Services Cost-Reimbursement	APR 1984

N00421-03-D-0001

SECTION F Deliveries or Performance
DELIVERY INFORMATION

CLINS	DELIVERY DATE	UNIT OF ISSUE	QUANTITY	FOB	SHIP TO ADDRESS
0001	POP 01-OCT-02 TO	Lot		Dest.	N00421
	30-SEP-03				NAVAL AIR WARFARE CENTER
(PAX)
RECEIVING OFFICER
SUPPLY DEPARTMENT BLDG. 665
47179 VAUGHN RD. (NASSU)
PATUXENT RIVER MD 20670-1614
0002	POP 01-OCT-02 TO 30-SEP-03	Lot			Same as CLIN 0001
0003	POP 01-OCT-02 TO 30-SEP-03	Lot		Dest.	Same as CLIN 0001
0004	POP 01-OCT-02 TO 30-SEP-03	Lot		Dest.	Same as CLIN 0001
0005	POP 01-OCT-03 TO 30-SEP-04	Lot		Dest.	Same as CLIN 0001
0006	POP 01-OCT-03 TO 30-SEP-04	Lot			Same as CLIN 0001
0007	POP 01-OCT-03 TO 30-SEP-04	Lot		Dest.	Same as CLIN 0001
0008	POP 01-OCT-03 TO 30-SEP-04	Lot		Dest.	Same as CLIN 0001
0009	POP 01-OCT-04 TO 30-SEP-05	Lot		Dest.	Same as CLIN 0001
0010	POP 01-OCT-04 TO 30-SEP-05	Lot			Same as CLIN 0001
0011	POP 01-OCT-04 TO 30-SEP-05	Lot		Dest.	Same as CLIN 0001
0012	POP 01-OCT-04 TO 30-SEP-05	Lot		Dest.	Same as CLIN 0001
0013	POP 01-OCT-05 TO 30-SEP-06	Lot		Dest.	Same as CLIN 0001
0014	POP 01-OCT-05 TO 30-SEP-06	Lot			Same as CLIN 0001
0015	POP 01-OCT-05 TO 30-SEP-06	Lot		Dest.	Same as CLIN 0001
0016	POP 01-OCT-05 TO 30-SEP-06	Lot		Dest.	Same as CLIN 0001
0017	POP 01-OCT-06 TO 30-SEP-07	Lot		Dest.	Same as CLIN 0001
0018	POP 01-OCT-06 TO 30-SEP-07	Lot			Same as CLIN 0001
0019	POP 01-OCT-06 TO 30-SEP-07	Lot		Dest.	Same as CLIN 0001
0020	POP 01-OCT-06 TO 30-SEP-07	Lot		Dest.	Same as CLIN 0001

N00421-03-D-0001

CLAUSES INCORPORATED BY REFERENCE:

52.242-15 Alt I	Stop-Work Order (Aug 1989) — Alternate I	APR 1984
52.247-34	F.O.B. Destination	NOV 1991
252.247-7023	Transportation of Supplies by Sea	MAR 2000
LEVEL OF EFFORT DELIVERY ORDER PERFORMANCE
It is understood and agreed that the number of hours and the total dollar amount for each labor category specified in any delivery order issued under this contract are estimates only and shall not limit the use of hours or dollar amounts in any labor category which may be required and provided for under an individual delivery order. Accordingly, in the performance of any delivery order, the contractor shall be allowed to adjust the quantity of labor hours within labor categories specified in the order provided that the contractor not exceed the ceiling price restrictions of any order or modification thereof.
MINIMUM AND MAXIMUM QUANTITIES
As referred to in paragraph (b) of FAR Clause 52.216-22 “Indefinite Quantity” of this contract, the contract minimum quantity is a total of 1% worth of orders at the contract unit price(s). The maximum quantity is the total “Not to Exceed” quantity for all items combined as set forth in the schedule.
PLACE OF PERFORMANCE
The services to be performed herein shall be performed at Naval Air Station, Patuxent River, Maryland and Naval Air Station, Webster Field Annex, St. Inigoes, Maryland.

N00421-03-D-0001

SECTION G Contract Administration Data
ACCOUNTING AND APPROPRIATION DATA

CONTRACT	FUNDING DATA	COST CODE
CLAUSES INCORPORATED BY FULL TEXT
5252.201-9501 DESIGNATION OF CONTRACTING OFFICER’S REPRESENTATIVE (COR) (OCT 1994) (NAVAIR)
     (a) The Contracting Officer has designated Susan Hayes as the authorized Contracting Officer’s Representative (COR) for this contract.
     (b) The duties of the COR are as follows: * See Attachment 4
5252.232-9510 PAYMENT OF FIXED FEE (SEP 1999) (NAVAIR)
     (a) The fixed fee, as specified in Section B of this contract, subject to any adjustment required by other provisions of this contract, will be paid in installments. The fixed fee will be paid not more frequently [***] based on the allowable cost. The amount of each such installment shall be in the same ratio to the total fixed fee as the [***]. Payment shall be made in accordance with FAR Clauses 52.216-7, “Allowable Cost and Payment”, and 52.216-8, “Fixed Fee”.
     (b) In the event of discontinuance of the work in accordance with the FAR Clause 52.232-22, “Limitation of Funds”, the fixed fee shall be redetermined by mutual agreement equitably to reflect the reduction of the work performed. The amount by which such fixed fee is less than or exceeds payments previously made on account of fee, shall be paid to (or repaid by) the contractor.
     (c) The balance of the fixed fee shall be payable in accordance with other clauses of this contract.
     (d) For indefinite delivery type contracts the terms of this clause apply to each delivery/task order thereunder.
(End of clause)
5252.232-9511 NOTICE OF REQUIREMENTS FOR PROMPT PAYMENT. (FEB 2000) (NAVAIR)
The Government anticipates that this contract will be distributed to Defense Finance and Accounting Service (DFAS) through the Joint Electronic Document Access (JEDA) System. DFAS is responsible for payment of contractor invoices.
     (a) In accordance with FAR Clause 52.232-33 “Mandatory Information for Electronic Funds Transfer Payment”, the contractor is responsible for providing updated information to the Central Contractor Register (CCR) database. Additionally, the contractor is responsible for maintaining its active status in the CCR database.
     (b) If the DUNS, CAGE code, TIN or address set forth in the contract do not match the information in the CCR, then DFAS will return invoices without payment. Therefore, it is imperative that the contractor ensure the DUNS, CAGE code, TIN and contractor address on the contract are accurate and in compliance with the CCR database. Additionally, any changes/updates made to the CCR database should be communicated to the Contracting Officer for the purpose of modifying the contract to reflect the new data.
[***] = Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

N00421-03-D-0001

SECTION H Special Contract Requirements
CLAUSES INCORPORATED BY FULL TEXT
5252.210-9501	AVAILABILITY OF UNIQUE DATA ITEM DESCRIPTIONS (UDIDs) AND DATA ITEM DESCRIPTIONS (DIDs) (APR 1998) (NAVAIR)
     (a) Ordering Procedures for Acquisition Management System and Data Requirements Control List (AMSDL), DoD 5010.12-L, and DIDs listed therein. The AMSDL and all DIDs and UDIDs listed therein are stocked at the Navy Publishing and Printing Service Office (NPPSO), Philadelphia, Pennsylvania. Requests for individual DIDs and UDIDs or the AMSDL will be honored from private industry and from individuals. Requests may be made using the automated telephone request service known as TeleSpecs by dialing (215) 697-1187, 8:00 a.m. to 8:00 p.m. (EST), Monday through Friday. If a customer number has not been previously assigned, requester must call the Special Assistance Desk at (215) 697-2667/2179 before using the TeleSpec service. Requests may also be made by mail or FAX in any form, although it is preferred that the DoD Specification and Standards Requisition, DD Form 1425, be used. Customers will be automatically provided with sufficient blank requisitions for future orders, once an order has been placed. In addition, the DD Form 1425 may be obtained through supply channels of the cognizant military activity. All requests should include the following information:
                (1) Customer number or Commercial and Government Entity (CAGE) number.
                (2) Complete mailing address.
                (3) Each desired AMSDL, DID or UDID listed by document identifier (e.g., AMSDL should be listed as DoD 5010.12-L).
                (4) The quantity of documents desired. The maximum quantity issued per item is five (5). Mail orders to: DODSSP, Standardization Document Order Desk, 700 Robbins Avenue, Bldg. 4D, Philadelphia, PA 19111-5094. Fax orders to: (215) 697-1462.
     (b) Ordering Complete Sets of DIDs. Complete sets of DIDs or UDIDs are available for a fee.
     (c) Subscriptions. A subscription service is available to private industry for a yearly fee. Upon payment of the subscription fee, the subscriber will receive one copy of any new or revised unrestricted and unclassified DID or UDID for a one year period after the effective subscription date. The AMSDL is included with this subscription. Requests for subscriptions must be accompanied by a check or money order in the above amount payable to the Treasurer of the United States. Requests may be mailed to: DODSSP, Subscription Service Desk, 700 Robbins Avenue, Bldg. 4D, Philadelphia, PA 19111-5094.
     (d) Availability of Canceled DIDs. NPPSO supplies only the current version of DIDs. Superseded or canceled documents must be requested through the procurement or Contracting Officer of the military activity citing the need for the document.
5252.211-9502 GOVERNMENT INSTALLATION WORK SCHEDULE (OCT 1994) (NAVAIR)
     (a) The Holidays applicable to this contract are: New Year’s Day, Martin Luther King’s Birthday, President’s Birthday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veteran’s Day, Thanksgiving Day, and Christmas Day.
     (b) In the event that the contractor is prevented from performance as the result of an Executive Order or an administrative leave determination that applies to the using activity, such time may be charged to the contract as a direct cost provided such charges are consistent with the contractor’s accounting practices. In the event that any of the above holidays occur on a Saturday or Sunday, then such holiday shall be observed by the assigned Government employees at the using activity.
5252.216-9500 UNILATERAL UNPRICED DELIVERY/TASK ORDERS (NOV 1999) (NAVAIR)

N00421-03-D-0001

     (a) When the government determines, in circumstances of emergency or exigency, that the need for specific supplies or services is unusually urgent, the Ordering Officer may issue a unilateral unpriced order requiring the contractor to provide the supplies or services specified.
     (b) The unilateral unpriced order shall specify the estimated cost and fee and the desired delivery schedule for the work being ordered. The Government’s desired delivery shall apply unless the Ordering Officer receives written notification from the contractor within fifteen (15) days after receipt of the order that the proposed delivery schedule is not acceptable. Such notification shall propose an alternative delivery schedule. The contractor shall submit its cost proposal within thirty (30) days after receipt of the order. The Government has no obligation to pay for the supplies or services ordered until the actual price and delivery schedule have been negotiated. In no event shall the costs incurred exceed the estimated cost of the order before the proposal is submitted.
     (c) The contractor shall include in its proposal a statement of costs incurred and an estimate of costs expected to complete the work. Data supporting the accuracy and reliability of the cost estimate should also be included. After submission of the contractor’s cost proposal and supporting data, the contractor and the Ordering Officer shall negotiate a bilateral modification to the original order finalizing the price and delivery schedule, which will be specified in a bilateral modification to the original order.
     (d) Should the Ordering Officer and the contractor be unable to reach an agreement as to the terms of the order, the conflict shall be referred to the PCO who shall issue such direction as is required by the circumstances. If a bilateral agreement is not negotiated within sixty (60) days after submission of the contractor’s cost proposal, the PCO will issue a modification to the unilateral unpriced order which establishes the Government’s total estimated cost for the order. This estimate will remain in effect until a final price is established in a bilateral modification to the order.
     (e) Failure to arrive at an agreement shall be handled as a dispute in accordance with the clause entitled ”Disputes”.
5252.216-9502 ORAL ORDERS (INDEFINITE DELIVERY CONTRACTS) (MAR 1999) (NAVAIR)
Oral orders may be placed providing the following conditions are complied with:
     (a) No oral order will exceed $[***] or such lesser amount as may be specified elsewhere in the schedule of this contract.
     (b) Contractor will furnish with each shipment a delivery ticket, in triplicate, showing: contract number, order number under the contract; date order was placed, name and title of person placing order; an itemized listing of supplies or services furnished; unit price and extension of each item; and, delivery or performance date.
     (c) Invoices for supplies or services furnished in response to oral orders will be accompanied with a received copy of each related delivery ticket.
     (d) Ordering activity shall designate in writing the names of individuals authorized to place oral orders and will furnish a copy thereof to the contractor.
     (e) Written confirmation of oral orders will be issued as a means of documenting the oral order within ten (10) working days, or oral orders will be confirmed twice a month, in writing, when more than one (1) oral order is consolidated for a single confirmation.
5252.216-9534 TASK ORDERS PROCEDURES (SEP 1999) (NAVAIR)
     (a) The following activity(ies) or individual(s) is/are designated as Ordering Officer(s):
Written Orders — Contracting Officer, Naval Air Systems Command
Oral Orders — Contracting Officer, Naval Air Systems Command
[***] = Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

N00421-03-D-0001

The above activity(ies) or individual(s) is/are responsible for issuing and administering any orders placed hereunder. Ordering Officers may negotiate revisions/modifications to orders, but only within the scope of this contract. Ordering Officers have no authority to modify any provision of this basic contract. Any deviation from the terms of the basic contract must be submitted to the Procuring Contracting Officer (PCO) for contractual action. Ordering Officers may enter into mutual no cost cancellations of orders under this contract and may reduce the scope of orders/tasks, but a Termination for Convenience of Termination for Default may be issued by the PCO.
     (b) Task orders. All orders issued hereunder are subject to the terms and conditions of this contract. The contract shall control in the event of conflict with any order. When mailed, an order shall be “issued” for purposes of this contract at the time the Government deposits the order in the mail, or, if transmitted by other means, when physically delivered to the contractor.
     (c) A task order shall be issued for each order. In addition to any other data that may be called for in the contract, the following information shall be specified in each order, as applicable:
                (1) Date of order.
                (2) Contract and task order number.
                (3) Applicable contract line item number (CLIN).
                (4) Description of the task to be performed.
                (5) Description of the end item or service.
                (6) DD Form 254 (Contract Security Classification).
                (7) DD Form 1423 (Contract Data Requirements List).
                (8) Exact place of performance.
                (9) The inspecting and accepting codes.
                (10) Estimated cost and fee and level of effort by labor category (and billing rate if known).
                (11) List of Government furnished property and the estimated value of the property.
                (12) Invoice and payment provisions to the extent not covered by the contract.
                (13) Accounting and appropriation data.
                (14) Period of performance.
                (15) Organizational Conflict of Interest provisions.
                (16) Type of order (e.g., completion, term, FFP)
     (d) Negotiated Agreement. For task orders with an estimated value of greater than $[***], the information contained in each task order with respect to labor categories, man-hours and delivery date shall be the result of a negotiated agreement reached by the parties in advance of issuance of the order.
                (1) The Ordering Officer shall furnish the contractor with a written preliminary task order and request for proposal. The request shall include:
                     (i) a description of the specified work required,
                     (ii) the desired delivery schedule,
                     (iii) the place and manner of inspection and acceptance, and
                (2) The contractor shall, within the time specified by the preliminary task order, provide the Ordering Officer with a proposal to perform, which shall include:

N00421-03-D-0001

                     (i) the required number of labor hours by labor classification and scheduled billing rates, for each end product or task,
                     (ii) overtime hours by labor category,
                     (iii) proposed completion or delivery dates,
                     (iv) other direct costs (i.e., direct material, travel subsistence, and similar costs)
                     (v) dollar amount and type of any proposed subcontracts, and
                     (vi) total estimated cost/price.
The cost factors utilized in determining the estimated cost/price under any order shall be the rates applicable at time the order is issued.
                (3) Upon receipt of the proposal, the Ordering Officer shall review the estimates therein to ensure acceptability to the Government, enter into such discussions with the contractor as may be necessary to correct and revise any discrepancies in the proposal, and effect whatever internal review procedures are required. Should the Ordering Officer and contractor be unable to reach agreement as to the terms of the order prior to its issuance, the conflict shall be referred to the Contracting Officer.
                (4) For task orders under the dollar amount indicated in paragraph (d), the procedures for reaching agreement are as follows:
                     (i) The Ordering Officer shall issue a fully funded, unilaterally executed task order representing a firm order for the total requirement.
                     (ii) In the event the contractor cannot perform in accordance with the terms and conditions and within the estimated cost of the task order, he shall:
                     (A) notify the Ordering Officer immediately,
                     (B) submit a proposal for the work requested in the task order,
                     (C) not commence performance until such time that differences between the task order and the contractor’s proposal are resolved and a modification, if necessary, is issued.
     (e) Total Estimated Dollar Amount. The total estimated dollar amount of each order constitutes a ceiling price for that order. The requirements for notification set forth in Federal Acquisition Regulation 52.232-22 are applicable to individual task orders. The ceiling amount for each order may not be exceeded unless authorized by a modification to the order. All revisions providing additional funds to a task order will include fee in the same manner as established in the basic task order.
     (f) Oral Orders. Oral orders may be placed hereunder only in emergency circumstances. Information described above shall be furnished to the contractor at the time of placing an oral order and shall be confirmed by issuance of a written task order within 10 working days of the oral order.
     (g) Modifications. Modifications to orders shall be issued using a Standard Form 30 and shall include the information set forth in paragraph (c) above, as applicable. Orders may be modified orally by the Ordering Officer in emergency circumstances. (Oral modifications shall be confirmed by issuance of a written modification on Standard Form 30 within 10 working days from the time of the oral communication amending the order.)
(End of clause)

N00421-03-D-0001

5252.228-9501 LIABILITY INSURANCE (MAR 1999) (NAVAIR)
The following types of insurance are required in accordance with the clause entitled, “Insurance - Liability to Third Persons”, and shall be maintained in the minimum amounts shown:
     (a) Comprehensive General Liability: $[***] per person and $[***] per accident for bodily injury.
     (b) Automobile Insurance: $[***] per person and $[***] per accident for property damage.
     (c) Standard Workman’s Compensation and Employer’s Liability Insurance (or, where maritime employment is involved, Longshoremen’s and Harbor Worker’s Compensation Insurance) in the minimum amount of $[***].
5252.237-9501 ADDITION OR SUBSTITUTION OF PERSONNEL (SERVICES) (SEP 1999) (NAVAIR)
     (a) A requirement of this contract is to maintain stability of personnel proposed in order to provide quality services. The contractor agrees to assign only those key personnel whose resumes were submitted and approved, and who are necessary to fulfill the requirements of the effort. The contractor agrees to assign to any effort requiring non-key personnel only personnel who meet or exceed the applicable labor category descriptions. No substitution or addition of personnel shall be made except in accordance with this clause.
     (b) If personnel for whatever reason become unavailable for work under the contract for a continuous period exceeding thirty (30) working days, or are expected to devote substantially less effort to the work than indicated in the proposal, the contractor shall propose a substitution to such personnel, in accordance with paragraph (d) below.
     (c) The contractor agrees that [***], no key personnel substitutions or additions will be made unless necessitated by compelling reasons including, but not limited to: an individual’s illness, death, termination of employment, declining an offer of employment (for those individuals proposed as contingent hires), or maternity leave. In such an event, the contractor must promptly provide the information required by paragraph (d) below to the Contracting Officer for approval prior to the substitution or addition of key personnel.
     (d) All proposed substitutions shall be submitted, in writing, to the Contracting Officer at least fifteen (15) days (thirty (30) days if a security clearance must be obtained) prior to the proposed substitution. Each request shall provide a detailed explanation of the circumstances necessitating the proposed substitution, a complete resume for the proposed substitute, information regarding the full financial impact of the change, and any other information required by the Contracting Officer to approve or disapprove the proposed substitution. All proposed substitutes (no matter when they are proposed during the performance period) shall have qualifications that are equal to or higher than the qualifications of the person being replaced.
     (e) In the event a requirement to increase the specified level of effort for a designated labor category, but not the overall level of effort of the contract occurs, the offeror shall submit to the Contracting Officer a written request for approval to add personnel to the designated labor category. The information required is the same as that required in paragraph (d) above. The additional personnel shall have qualifications greater than or equal to at least one (1) of the individuals proposed for the designated labor category.
     (f) The Contracting Officer shall evaluate requests for substitution and addition of personnel and promptly notify the offeror, in writing, of whether the request is approved or disapproved.
     (g) If the Contracting Officer determines that suitable and timely replacement of personnel who have been reassigned, terminated or have otherwise become unavailable to perform under the contract is not reasonably forthcoming or that the resultant reduction of productive effort would impair the successful completion of the contract or the task order, the contract may be terminated by the Contracting Officer for default or for the convenience of the Government, as appropriate. Alternatively, at the Contracting
[***] = Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

N00421-03-D-0001

     (h) Officer’s discretion, if the Contracting Officer finds the contractor to be at fault for the condition, he may equitably adjust (downward) the contract price or fixed fee to compensate the Government for any delay, loss or damage as a result of the contractor’s action.
     (i) Noncompliance with the provisions of this clause will be considered a material breach of the terms and conditions of the contract for which the Government may seek any and all appropriate remedies including Termination for Default pursuant to FAR Clause 52.249-6, Alt IV, “Termination (Cost-Reimbursement)”.
(End of clause)
5252.243-9504 AUTHORIZED CHANGES ONLY BY THE CONTRACTING OFFICER (JAN 1992) (NAVAIR)
     (a) Except as specified in paragraph (b) below, no order, statement, or conduct of Government personnel who visit the contractor’s facilities or in any other manner communicates with contractor personnel during the performance of this contract shall constitute a change under the “Changes” clause of this contract.
     (b) The contractor shall not comply with any order, direction or request of Government personnel unless it is issued in writing and signed by the Contracting Officer, or is pursuant to specific authority otherwise included as a part of this contract.
     (c) The Contracting Officer is the only person authorized to approve changes in any of the requirements of this contract and notwithstanding provisions contained elsewhere in this contract, the said authority remains solely the Contracting Officer’s. In the event the contractor effects any change at the direction of any person other than the Contracting Officer, the change will be considered to have been made without authority and no adjustment will be made in the contract price to cover any increase in charges incurred as a result thereof. The address and telephone number of the Contracting Officer is:
           NAVAIR Contracts
           Building 588 Suite 2
           47253 Whalen Road
           NAS Patuxent River, MD 20670
           (301)757-9708

N00421-03-D-0001

SECTION 1 Contract Clauses
CLAUSES INCORPORATED BY REFERENCE:

52.202-1	Definitions	DEC 2001
52.203-3	Gratuities	APR 1984
52.203-5	Covenant Against Contingent Fees	APR 1984
52.203-6	Restrictions On Subcontractor Sales To The Government	JUL 1995
52.203-7	Anti-Kickback Procedures	JUL 1995
52.203-8	Cancellation, Rescission, and Recovery of Funds for Illegal or Improper Activity	JAN 1997
52.203-10	Price Or Fee Adjustment For Illegal Or Improper Activity	JAN 1997
52.203-12	Limitation On Payments To Influence Certain Federal Transactions	JUN 1997
52.204-4	Printed or Copied Double-Sided on Recycled Paper	AUG 2000
52.209-6	Protecting the Government’s Interest When Subcontracting With Contractors Debarred, Suspended, or Proposed for Debarment	JUL 1995
52.211-15	Defense Priority And Allocation Requirements	SEP 1990
52.215-2	Audit and Records—Negotiation	JUN 1999
52.215-8	Order of Precedence—Uniform Contract Format	OCT 1997
52.216-7	Allowable Cost And Payment	FEB 2002
52.216-8	Fixed Fee	MAR 1997
52.216-18	Ordering	OCT 1995
52.216-19	Order Limitations	OCT 1995
52.216-22	Indefinite Quantity	OCT 1995
52.217-8	Option To Extend Services	NOV 1999
52.217-9	Option To Extend The Term Of The Contract	MAR 2000
52.219-6	Notice Of Total Small Business Set-Aside	JUL 1996
52.219-8	Utilization of Small Business Concerns	OCT 2000
52.219-14	Limitations On Subcontracting	DEC 1996
52.222-3	Convict Labor	AUG 1996
52.222-21	Prohibition Of Segregated Facilities	FEB 1999
52.222-26	Equal Opportunity	FEB 1999
52.222-35	Equal Opportunity For Disabled Veterans, Veterans of the Vietnam Era and Other Eligible Veterans	DEC 2001
52.222-36	Affirmative Action For Workers With Disabilities	JUN 1998
52.222-37	Employment Reports On Special Disabled Veterans, Veterans Of The Vietnam Era and Other Eligible Veterans	DEC 2001
52.222-41	Service Contract Act Of 1965, As Amended	MAY 1989
52.223-3	Hazardous Material Identification And Material Safety Data	JAN 1997
52.223-6	Drug Free Workplace	MAY 2001
52.223-10	Waste Reduction Program	AUG 2000
52.223-14	Toxic Chemical Release Reporting	OCT 2000
52.225-8	Duty-Free Entry	FEB 2000
52.228-5	Insurance — Work On A Government Installation	JAN 1997
52.228-7	Insurance—Liability To Third Persons	MAR 1996
52.232-8	Discounts For Prompt Payment	FEB 2002
52.232-17	Interest	JUN 1996
52.232-18	Availability Of Funds	APR 1984
52.232-22	Limitation Of Funds	APR 1984
52.232-23 Alt I	Assignment of Claims (Jan 1986) — Alternate I	APR 1984

N00421-03-D-0001

52.232-25	Prompt Payment	FEB 2002
52.232-33	Payment by Electronic Funds Transfer—Central Contractor Registration	MAY 1999
52.233-1	Disputes	DEC 1998
52.233-3 Alt I	Protest After Award (Aug 1996) — Alternate I	MAR 2002
52.237-2	Protection Of Government Buildings, Equipment, And Vegetation	APR 1984
52.237-3	Continuity Of Services	JAN 1991
52.242-1	Notice of Intent to Disallow Costs	APR 1984
52.242-13	Bankruptcy	JUL 1995
52.243-2 Alt I	Changes—Cost-Reimbursement (Aug 1987) — Alternate I	APR 1984
52.244-2 Alt I	Subcontracts (Aug 1998) — Alternate I	AUG 1998
52.244-5	Competition In Subcontracting	DEC 1996
52.244-5	Competition In Subcontracting	DEC 1996
52.244-6	Subcontracts for Commercial Items	DEC 2001
52.245-5	Government Property (Cost-Reimbursement Time-And-Materials, Or Labor Hour Contracts)	JAN 1986
52.245-14	Use of Government Facilities	APR 1984
52.246-25	Limitation Of Liability—Services	FEB 1997
52.247-1	Commercial Bill Of Lading Notations	APR 1984
52.248-1	Value Engineering	FEB 2000
52.249-6	Termination (Cost Reimbursement)	SEP 1996
52.249-14	Excusable Delays	APR 1984
52.251-2	Interagency Fleet Management System (IFMS) Vehicles And Related Services	JAN 1991
52.253-1	Computer Generated Forms	JAN 1991
252.201-7000	Contracting Officer’s Representative	DEC 1991
252.203-7001	Prohibition On Persons Convicted of Fraud or Other Defense-Contract-Related Felonies	MAR 1999
252.203-7002	Display Of DOD Hotline Poster	DEC 1991
252.204-7003	Control Of Government Personnel Work Product	APR 1992
252.204-7004	Required Central Contractor Registration	NOV 2001
252.205-7000	Provisions Of Information To Cooperative Agreement Holders	DEC 1991
252.209-7000	Acquisition From Subcontractors Subject To On-Site Inspection Under The Intermediate Range Nuclear Forces (INF) Treaty	NOV 1995
252.209-7004	Subcontracting With Firms That Are Owned or Controlled By The Government of a Terrorist Country	MAR 1998
252.223-7004	Drug Free Work Force	SEP 1988
252.223-7006	Prohibition On Storage And Disposal Of Toxic And Hazardous Materials	APR 1993
252.225-7010	Duty-Free Entry—Additional Provisions	AUG 2000
252.225-7012	Preference For Certain Domestic Commodities	AUG 2000
252.225-7031	Secondary Arab Boycott Of Israel	JUN 1992
252.231-7000	Supplemental Cost Principles	DEC 1991
252.243-7002	Requests for Equitable Adjustment	MAR 1998
CLAUSES INCORPORATED BY FULL TEXT
52.222-2 PAYMENT FOR OVERTIME PREMIUMS (JUL 1990)

N00421-03-D-0001

(a) The use of overtime is authorized under this contract if the overtime premium cost does not exceed $[***] or the overtime premium is paid for work — -
(1) Necessary to cope with emergencies such as those resulting from accidents, natural disasters, breakdowns of production equipment, or occasional production bottlenecks of a sporadic nature;
(2) By indirect-labor employees such as those performing duties in connection with administration, protection, transportation, maintenance, standby plant protection, operation of utilities, or accounting;
(3) To perform tests, industrial processes, laboratory procedures, loading or unloading of transportation conveyances, and operations in flight or afloat that are continuous in nature and cannot reasonably be interrupted or completed otherwise; or
(4) That will result in lower overall costs to the Government.
(b) Any request for estimated overtime premiums that exceeds the amount specified above shall include all estimated overtime for contract completion and shall-
(1) Identify the work unit; e.g., department or section in which the requested overtime will be used, together with present workload, staffing, and other data of the affected unit sufficient to permit the Contracting Officer to evaluate the necessity for the overtime;
(2) Demonstrate the effect that denial of the request will have on the contract delivery or performance schedule;
(3) Identify the extent to which approval of overtime would affect the performance or payments in connection with other Government contracts, together with identification of each affected contract; and
(4) Provide reasons why the required work cannot be performed by using multishift operations or by employing additional personnel.
(End of clause)
52.252-2 CLAUSES INCORPORATED BY REFERENCE (FEB 1998)
This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this/these address(es):
http://www.arnet.gov/far or http://farsite.hill.af.mil
[***] = Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

N00421-03-D-0001

SECTION J List of Documents, Exhibits and Other Attachments
Section J Table Of Contents

DOCUMENT TYPE	DESCRIPTION	PAGES	DATE
Exhibit B	CDRL A005-A008	2	MAR-04-2002
Exhibit A	CDRL A001-A004	2	MAR-04-2002

Attachment 1	DOL Wage Rate Determination	8	MAR-29-2002
Attachment 2	Government Furnished Property List	1	MAR-29-2002
Attachment 3	Personnel Data Forms	2	MAR-29-2002
Attachment 4	COR List of Specific Assigned Duties	2	SEP-24-2002

CONTRACT DATA REQUIREMENTS LIST | Form Approved OMB No 0704-0488
Public reporting burden for in s cotection of intermalan is estimated to average 4-10 hours per response, including the lane for reviewing instructions, searching existing data sources, gathering and managing the data needed, and compleling and reviewing the collection of Information Send comments regarding this burden estimate or any other aspect of this collection of Information, including suggestions for reducing this burden. to Department of Defense, Washinfton Headquarters Service Directcrale for Information Operation and Reporting, 1215 Jefferson Davis Highway. suite 1204
Arhaglon VA 22202-4302. and is the office of Management and Budget Paperwork Reduction Project (0704-0188) Washington DC 20503. Please DO NOT RETURN your form to either of these addresses Sand completed form to the Government Issuing Contracting Officer for the ContracURP No. listed in Block E
A CONTRACT LINE ITEM HO. B EXHIBIT c . CATEGORY: TOP TM OTHER D. SYSTEM /ITEM HAZMAT Warehousing Services E. CONTRACT /PR NO. F. CONTRACTOR 1 DATA ITEM NO 2 TITLE OF DATA ITEM (ROD) CONTRACT REFE A001 Report of Discrepancy SOW 3. SUBTITLE 4. AUTHORlTY /DATA Acquisition Document No. 1 6 REQUIRING OFFICE NASPAXRIVINST 4000.1 5 RENCE P2 DIVISION, 8740000 7 DD 250 HEQ 9 DIST 10. FREQUENCY 12 DATE OF FIRST SUBMISSION 14. DISTRIBUTION STATEMENT As Required REQUIRED b. COPIES 10 APP CODE It A5 OF DATE 13 DATE OF SUBSEQUENT 3 ADDRESSEE Final SUBMISSION Draft Reg Repro Blocks 11 through 13 are defined by each order. 8740000 1 15. TOTAL —> 1 1 DATA ITEM NO 2 TITLE OF DATA ITEM 3 SUBTITLE A002 Generator Regulated Waste Inspection Record 4. AUTHORITY (Data Acquisition Document No.) 5 CONTRACT REFERENCE 6 REQUIRING OFFICE NASPAXRIVINST 4010.3G SOW P2 DIVISION, 8740000 7 DD 250 REO 9 DIST 10. FREQUENCY 12 DATE OF FIRST SUBMISSION 14 DISTRIBUTION STATEMENT Monthly REQUIRED b. COPIES 8 APP CODE I 11 AS OF DATE 13 HAVE OF SUBSEQUENT a ADDRESSEE Final SUBMISSION Draft Reg [ Repro 1 Blocks 11 through 13 are defined by each order. 8740000 1 15 TOTAL —> 1 I 1 DATA ITEM NO 2 TITLE OF DATA ITEM 3 SUBTITLE A003 Hazardous Waste Profile Report 4 AUTHORITY (Data Acquisition Document No) 6 REQUIRING OFFICE NASPAXRIVINST 4010.3G 5. CONTRACT REFERENCE SOW P2 DIVISION, 8740000 7 DD 250 RED 9 DIST 10 FREQUENCY 12 DATE OF FIRST SUBMISSION 14. DISTRIBUTION STATEMENT Monthly REQUIRED b. COPIES 8 APP CODE 11 AS OF DATE 13 DATE OF SUBSEQUENT a ADDRESSEE Final SUBMISSION Draft Reg Repro Blocks 11 through 13 are defined by each order. 8740000 ! 1 IS TOTAL —> 1 1 DATA ITEM NO 1 TITLE OF DATA ITEM 3 SUBTITLE A004 GUN Report 4 AUTHORITY (Data Acquisition Document No) 5. CONTRACT REFERENCE 6. REQUIRING OFFICE HW Rptinq System User’s Guide SOW P2 DIVISION, 8740000 7 DD 250 REQ 9 DIST 10. FREQUENCY 12 DATE OF FIRST SUBMISSION 14 DISTRIBUTION STATEMENT Monthly REQUIRED b. COPIES d APP CODE 11 AS Or DATE 13 DATE OF SUBSEQUENT a. ADDRESSEE Final SUBMISSION Draft Reg | Repro Blocks 11 through 13 are defined by each order. I 8740000 1 9 TOTAL. —> I I ‘ I G PREPARED BY H. DATE 1. APPROVED BY J DATE
DD Form 1423, Jun 90 Previous edilions are obsolete Page 1 of 3 Pages

INSTRUCTIONS FOR COMPLETING DD FORM 1423
(See DoD 5010.12-M for detailed instructions.)

FOR GOVERNMENT PERSONNEL
Item A. Self-explanatory.
Item B. Self-explanatory.
Item C. Mark (X) appropriate category: TOP — Technical Data Package: TM — Technical Manual; Other - other category of data, such as “Provisioning, — Configuration Management.“etc.
Item D: Enter name of system/item being acquired that data wilt support
Item E. Self-explanatory (to be filled in after contract award).
Item F. Self-explanatory (to be filled in after contract award).
Item G. Signature of prepare of CDRL.
Item H. Data CDRL was prepared.
Item I . Signature of CDRL approval authority.
Item J. Date CDRL was approved.
Item 1 See DoD FAR Supplement Subpart 4.71 for proper numbering.
Item 2. Enter title as it appears on data acquisition document ciled in Item A.
Item 3. Enter subtitle of data item for further definition of data item (optional entry).
Hem 4. Enter Data Item Description (DID) number, military specification number, fir military standard number listed in DoD 5010 12-L (AMSDL). or one-lime DID number, that defines data content and format requirements.
Item 5. Enter reference to tasking in contract that generates requirement for the data Item (eg.. Statement of Work paragraph number).
Item 6 Enter technical office responsible for ensuring adequacy of the data item.
Item 7. Specify requirement tor inspection/acceptance of the data item by the Government.
Item a. Specify requirement lor approval of a draft before preparation of the final data item.
Item 9, For technical data. specify requirement for contractor to mark the appropriate distribution statement on the data (ref. DoDD 523024).
item 10 Specify number of times data items are to be delivered. Item 11 Specify as-of-date of data item, when -applicable. Hem 12. Specify when first submiltal is required.
Item 13. Specify when subsequent submillals are required, when applicable.
Item 14. Enter addresses and number of draft/final copies to be delivered to each addressee. Explain reproducible copies in Item 16.
Item 15. Enter total number of draft/final copies to be delivered.
Item 16. Use for additional/clarifying information for Items 1 through 15. Examples are: Tailoring of documents ciled in Item 4: Clarification of submittal dates in Items 12 and 13; Explanation of reproducible copies in Item 14- Desired medium for delivery of the data item.
FOR THE CONTRACTOR
Item 17- Specify appropriate price group from one of the following groups of effort in developing estimated prices for each data item listed on the DD Form 1423.
     a. Group L Definition — Data which is not otherwise essential to the contractor’s performance of the primary contracted effort (production, development, testing. and administration) but which is required by DO Form 1423.
          Estimated price — Costs to be included under Group I are those applicable to preparing and assembling the data item in conformance with Government requirements, and (he administration and other expenses related to reproducing and delivering such data Items to the Government
     b. Group II. Definition — Data which Is essential to the performance of the primary contracted effort but the contractor is required la perform additional work to conform to Government requirements with regard to depth of content, format, frequency of submittal, preparation, control, or quality of the data item.
          Estimated Price — Costs to be included under Group II are those incurred over and above the cost of the essential data Item without conforming to Government requirements, and the administrative and other expenses related to reproducing and delivering such data item to the Government.
     c. Group III. Definition — Data which the contractor must develop for his internal use in performance of the primary contracted effort and does not require any substantial change to conform to Government requirement with regard to the depth of content, format, frequency of submittal. preparation, control, and quality of the data item.
          Estimated Price — Costs to be included under Group III are the administrative and other expenses related to reproducing and delivering such data item to the Government.
     d. Group IV. Definition — Data which Is developed by the contractor as part of the normal operating procedures and his effort in supplying these data to the Government is minimal.
          Estimated Price — Group IV items should normally be shown on the DD Form 1423 at no cost
Item 18. For each data item, enter an amount equal to that portion of the total price which is estimated to be attributable to the production or development for the Government of that item of data. These estimated data prices shall be developed only from those costs which will be incurred as a direct result of the requirement to supply the data, over and above those costs which would otherwise be incurred in performance of the contract if no data were required. The estimated data prices shall not include any amount for rights in data. The Government’s right to use the data shall be governed by the pertinent provisions of the contract.
DD Form 1423 Reverse, JUN 90

CONTRACT DATA REQUIREMENTS LIST Form Approved OMB NO 0704-0188
Public reporting burden for this collection of information is estimated to average 440 rows per response including the time for reviewing instruction searching existing data sources gathering and maintaining the data needed and completing and reviewing the collection of Information Send comments regarding this burden estimate or any other aspect of this collection of information, including suggostion for reducing this burden to Department of Dalense, Washington Headquarters Services. Drectrale for Information Operatings and Reports. 1215 Jeffersion Davis Highway, suite 1204. Ailington VA 22202-4302 and to the Office of Management and Budgat. Paparwork Reduction Project (0704-0188). Washington DC 20503 Please DO NOT RETURN your form to either of these addressee send completed form to the Government Issuing Contracting Officer for the ContraUPR No, listed in Block E
A. CONTRACT LINE ITEM NO B. EXHIBIT C. CATEGORY’ TOP TM OTHER D. SYSTEM /ITEM E CONTRACT /PR NO. F. CONTRACTOR 1 DATA ITEM NO 2 TITLE OF DATA ITEM 3 SUBTITLE A005 Project Status Reports 4 AUTHORITY (Data Acquisition Document No.) 5 CONTRACT REFERENCE 6. REQUIRING OFFICE DI-MGMT-80368 SOW P2 DIVISION, 8740000 7 DD 250 REO 9 DIST STATEMENT 10 FREQUENCY 12. DATE OF FIRST SUBMISSION REQUIRED Monthly 14. DISTRIBUTION b COPIES 8 APP CODE 11 AS OF DATE 13 DATE OF SUBSEQUENT SUBMISSION a ADDRESSEE Final Draft Repro Blocks 11 through 13 are defined by each order. 8740000 1 15 TOTAL —> 1 1 DATA ITEM NO 2 title of data item 3. subtitle A006 Project Cost Report •1 AUTHORITY (Data Acquisition Document No.) 5 CONTRACT REFERENCE 6 REQUIRING OFFICE DI-A-5003F SOW P2 DIVISION, 8740000 7 DD 250 REQ 9 DIST STATEMENT 10. FREQUENCY 12 DATE OF FIRST SUBMISSION REQUIRED N Monthly 14 DISTRIBUTION b COPIES 8 APP CODE 11. AS OF DATE 13 DATE OF SUBSEQUENT i SUBMISSION 3. ADDRESSEE Final Draft Req Repro Blocks 11 through 13 are defined by each order. 8740000 ] 1 15 TOTAL —> 1 | 1 DATA ITEM NO 2 TITLE OF DATA ITEM 3 SUBTITLE A007 Qualify Control File 4 AUTHORITY (Data Acquisition Document No.) 5 CONTRACT REFERENCE- 6. REQUIRING OFFICE sow P2 DIVISION. 8740000 7 DD 250 REQ 9 DIST STATEMENT 10 FREQUENCY 12 DATE Of FIRST SUBMISSION REQUIRED As Required 14 DISTRIBUTION b. COPIES 8 APP CODE 11 AS OF DATE 13 DATE OF SUBSEQUENT SUBMISSION a ADDRESSEE Final Draft Req Repro Blocks 11 through 13 are defined by each order. 8740000 1 15 TOTAL —> 1 1 DATA ITEM NO 2 TITLE OF DATA ITEM 3 SUBTITLE A008 Warehouse Metrics 4 AUTHORITY (Data Acquisition Document No.) 5. CONTRACT REFERENCE 6 REQUIRING OFFICE SOW P2 DIVISION. 8740000 7 DD 250 REQ 9 DIST STATEMENT 10 FREQUENCY 12 DATE OF FIRST SUBMISSION REQUIRED Monthly 14 DISTRIBUTION b COPIES 8 APP CODE 11. AS OF DATE 13. DATE OF SUBSEQUENT SUBMISSION a. ADDRESSEE Final Draft Req Repro Blocks 11 through 13 are defined by each order. 8740000 1 15 TOTAL —> 1 I G PREPARED BY H. DATE 1. APPROVED BY J DATE 1 Mar 2002
DD Form 1423, Jun 90 Previous editions are absolote Pago 1 of 3 Pages

INSTRUCTIONS FOR COMPLETING DD FORM 1423
(See DoD 5010.12-M for detailed instructions.)

FOR GOVERNMENT PERSONNEL
Item A. Self-explanatory.
Item B. Self-explanatory.
Item C. Mark (X) appropriate category: TOP — Technical Data Package; TM — Technical Manual; Other — other category of data, such as “Provisioning,” “Configuration Management,” etc
Item D: Enter name of system/item being acquired that data will support.
Itam E. Self-explanatory (to be filled in after contract award).
Item F. Self-explanatory (to be filled in after contract award).
Item G. Signature of preparer of CDRL.
Item H. Date CDRL was prepared.
Item I. Signature of CDRL approval authority.
Item J. Date CDRL was approved.
Item 1. See DoD FAR Supplement Subpart 4.71 for proper numbering.
Item 2. Enter title as it appears on data acquisition document cited in Item d.
Item 3. Enter subtitle of data item for further definition of data item (optional entry).
Item 4. Enter Data Item Description (DID) number, military specification number, or military standard number listed in DoD 5010.12-L (AMSDL), or one-time DID number, that defines data content and format requirements.
Item 5. Enter reference to tasking in contract that generates requirement for the data item (e.g., Statement of Work paragraph number).
Item 6. Enter technical office responsible for ensuring adequacy of the data item.
Item 7. Specify requirement for inspection/acceptance of the data item by the Government.
Item 8. Specify requirement for approval of a draft before preparation of the final data item
Item 9. For technical data, specify requirement for contractor to mark the appropriate distribution statement on the data (ref. DoDD 5230.24).
Item 10. Specify number of times data items are to be delivered.
Item 11. Specify as-of-date of data item, when applicable.
Item 12. Specify when first submittal is required.
Item 13. Specify when subsequent submittals are required, when applicable.
Item 14. Enter addresses and number of draft/final copies to be delivered to each addressee. Explain reproducible copies in Item 16.
Item 15. Enter total number of draft/final copies to be delivered.
Item 16. Use for additional/clarifying information for Items 1 through 15. Examples are: Tailoring of documents cited in Item 4; Clarification of submittal dates in Items 12 and 13; Explanation of reproducible copies in Item 14; Desired medium for delivery of the data item.
FOR THE CONTRACTOR
Item 17. Specify appropriate price group from one of the following groups of effort in developing estimated prices for each data item listed on the DD Form 1423.
     a. Group 1. Definition — Data which is not otherwise essential to the contractor’s performance of the primary contracted effort (production, development, testing, and administration) but which is required by DD Form 1423.
          Estimated price — Costs to be included under Group I are those applicable to preparing and assembling the data item in conformance with Government requirements, and the administration and other expenses related to reproducing and delivering such data items to the Government.
     b. Group II. Definition — Data which is essential to the performance of the primary contracted effort but the contractor is required to perform additional work to conform to Government requirements with regard to depth of content, formal, frequency of submittal, preparation, control, or quality of the data item.
          Estimated Price — Costs to be included under Group II are those incurred over and above the cost of the essential data item without conforming to Government requirements, and the administrative and other expenses related to reproducing and delivering such data item to the Government.
     c. Group III. Definition — Data which the contractor must develop for his internal use in performance of the primary contracted effort and does not require any substantial change to conform to Government requirement with regard to the depth of content, formal, frequency of submittal, preparation, control, and quality of the data item.
          Estimated Price — Costs to be included under Group III are the administrative and other expenses related to reproducing and delivering such data item to the Government.
     d. Group IV. Definition — Data which is developed by the contractor as part of the normal operating procedures and his effort in supplying these data to the Government is minimal.
          Estimated Price — Group IV items should normally be shown on the DD Form 1423 at no cost..
Item 18. For each data item, enter an amount equal to that portion of the total price which is estimated to be attributable to the production or development for the Government of that item of data. These estimated data prices shall be developed only from those costs which will be incurred as a direct result of the requirement to supply the data, over and above those costs which would otherwise be incurred in performance of the contract if no data were required. The estimated data prices shall not include any amount for rights in data. The Government’s right to use the data shall be governed by the pertinent provisions of the contract.
DD Form 1423 Reverse, JUN 90

ATTACHMENT 1

BRS Document Viewer	Page 1 of 8
WAGE DETERMINATION NO: 94-2103 REV (27) AREA: DC,DISTRICT-WIDE.

WAGE DETERMINATION NO: 94-2103 REV (27) AREA: DC, DISTRICT-WIDE
REGISTER OF WAGE DETERMINATIONS UNDER		U.S. DEPARTMENT OF LABOR
*** FOR OFFICIAL USE ONLY BY FEDERAL AGENCIES PARTICIPATING IN MOU WITH DOL***
WASHINGTON D.C. 20210

Wage Determination No.: 1994-2103
William W. Gross	Division of	Revision No. : 27
Director	Wage Determinations	Date Of Last Revision: 08/22/2002

States: District of Columbia, Maryland, Virginia
Area: District of Columbia Statewide
Maryland Counties of Calvert, Charles, Frederick, Montgomery, Prince George’s, St Ma Virginia Counties of Alexandria, Arlington, Fairfax, Falls Church, Fauquier, King Ge Loudoun, Prince William, Stafford

** Fringe Benefits Reqired Follow the Occupational Listing**

OCCUPATION TITLE	MINIMUM WAGE RATE
Administrative Support and Clerical Occupations
Accounting Clerk I	10.16
Accounting Clerk II	11.88
Accounting Clerik III	14.04
Accounting Clerk IV	16.37
Court Reporter	14.94
Dispatcher, Motor Vehicle	14.63
Document Preparation Clerk	11.29
Duplicating Machine Operator	11.29
Film/Tape Librarian	14.65
General Clerk I	11.68
General Clerk II	13.72
General Clerk III	15.32
General Clerk IV	18.74
Housing Referral Assistant	17.82
Key Entry Operator I	10.40
Key Entry Operator II	11.62
Messenger (Courier)	9.30
Order Clerk I	14.74
Order Clerk II	16.29
Personnel Assistant (Employment) I	13.05
Personnel Assistant (Employment) II	14.24
Personnel Assistant (Employment) III	16.42
Personnel Assistant (Employment) IV	19.60
Production Control Clerk	17.28
Rental Clerk	15.42
Scheduler, Maintenance	14.06
Secretary I	14.71
Secretary II	15.35
Secretary III	18.49
Secretary IV	19.57
Secretary V	22.79
Service Order Dispatcher	14.04

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OCCUPATION TITLE	MINIMUM WAGE RATE
Stenographer I	14.68
Stenographer II	16.47
Supply Technician	19.57
Survey Worker (Interviewer)	14.94
Switchboard Operator-Receptionist	10.96
Test Examiner	15.35
Test Proctor	15.35
Travel Clerk I	11.63
Travel Clerk II	12.49
Travel Clerk III	13.41
Word Processor I	11.80
Word Processor II	14.22
Word Processor III	16.65
Automatic Data Processing Occupations
Computer Data Librarian	11.69
Computer Operator I	13.30
Computer Operator II	15.67
Computer Operator III	18.60
Computer Operator IV	18.94
Computer operator V	22.94
Computer Programmer I (1)	19.64
Computer Programmer II (l)	23.05
Computer Programmer III (1)	26.99
Computer Programmer IV (1)	27.62
Computer Systems Analyst I (1)	26.99
Computer Systems Analyst II (1)	27.62
Computer Systems Analyst III (1)	27.62
Peripheral Equipment Operator	14.06
Automotive Service Occupations
Automotive Body Repairer, Fiberglass	21.38
Automotive Glass Installer	17.03
Automotive Worker	17.03
Electrician, Automotive	18.05
Mobile Equipment Servicer	14.94
Motor Equipment Metal Mechanic	19.03
Motor Equipment Metal Worker	17.03
Motor Vehicle Mechanic	19.11
Motor Vehicle Mechanic Helper	16.01
Motor Vehicle Upholstery Worker	17.03
Motor vehicle Wrecker	17.03
Painter, Automotive	18.05
Radiator Repair Specialist	17.03
Tire Repairer	14.43
Transmission Repair Specialist	19.03
Food Preparation and Service Occupations
Baker	11.87
Cook I	10.41
Cook II	11.87
Dishwasher	8.76
Food Service Worker	9.01
Meat Cutter	16.07
Waiter /Waitress	8.17
Furniture Maintenance and Repair Occupations
Electrostatic Spray Painter	18.05
Furniture Handler	12.55
Furniture Refinisher	18.05
Furniture Refinisher Helper	13.85
Furniture Repairer, Minor	16.01
Upholsterer	18.05
General Services and Support Occupations

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OCCUPATION TITLE	MINIMUM WAGE RATE
Cleaner, Vehicles	9.67
Elevator Operator	9.79
Gardener	12.98
House Keeping Aid I	9.02
House Keeping Aid II	9.28
Janitor	9.64
Laborer, Grounds Maintenance	10.75
Maid or Houseman	9.28
Pest Controller	11.85
Refuse Collector	10.88
Tractor Operator	12.73
Window Cleaner	10.51
Health Occupations
Dental Assistant	14.36
Emergency Medical Technician (EMT) /Paramedic/Ambulance Driver	11.95
Licensed Practical Nurse I	14.43
Licensed Practical Nurse II	16.20
Licensed Practical Nurse III	18.13
Medical Assistant	11.76
Medical Laboratory Technician	13.93
Medical Record Clerk	13.57
Medical Record Technician	14.21
Nursing Assistant I	8.46
Nursing Assistant II	9.52
Nursing Assistant III	11.94
Nursing Assistant IV	13.40
Pharmacy Technician	11.84
Phlebotomist	11.21
Registered Nurse I	22.54
Registered Nurse II	25.08
Registered Nurse II, Specialist	25.08
Registered Nurse III	32.38
Registered Nurse III, Anesthetist	32.38
Registered Nurse IV	33.81
Information and Arts Occupations
Audiovisual Librarian	18.95
Exhibits Specialist I	16.79
Exhibits Specialist II	20.99
Exhibits Specialist III	25.84
Illustrator I	17.03
Illustrator II	21.29
Illustrator III	26.20
Librarian	22.33
Library Technician	15.03
Photographer I	13.93
Photographer II	15.64
Photographer III	19.56
Photographer IV	24.08
Photographer V	26.50
Laundry, Dry Cleaning, Pressing and Related Occupations
Assembler	8.71
Counter Attendant	8.71
Dry Cleaner	9.83
Finisher, Flatwork, Machine	8.71
Presser, Hand	8.71
Presser, Machine, Drycleaning	8.71
Presser, Machine, Shirts	8.71
Presser, Machine, Wearing Apparel, Laundry	8.71
Sewing Machine Operator	10.63
Tailor	12.43

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OCCUPATION TITLE	MINIMUM WAGE RATE
Washer, Machine	9.31
Machine Tool Operation and Repair Occupations
Machine -Tool Operator (Toolroom)	18.05
Tool and Die Maker	21.95
Material Handling and Packing Occupations
Forklift Operator	14.58
Fuel Distribution System Operator	19.38
Material Coordinator	16.97
Material Expediter	16.97
Material Handling Laborer	11.50
Order Filler	13.21
Production Line Worker (Food Processing)	11.64
Shipping Packer	12.21
Shipping/Receiving Clerk	13.09
Stock Clerk (Shelf Stocker; Store Worker II)	12.69
Store Worker I	8.89
Tools and Parts Attendant	16.99
Warehouse Specialist	15.01
Mechanics and Maintenance and Repair Occupations
Aircraft Mechanic	21.95
Aircraft Mechanic Helper	14.51
Aircraft Quality Control Inspector	23.11
Aircraft Servicer	16.78
Aircraft Worker	17.84
Appliance Mechanic	18.05
Bicycle Repairer	14.43
Cable Splicer	20.93
Carpenter, Maintenance	18.05
Carpet Layer	17.61
Electrician, Maintenance	22.59
Electronics Technician, Maintenance I	16.08
Electronics Technician, Maintenance II	20.88
Electronics Technician, Maintenance III	22.73
Fabric Worker	15.76
Fire Alarm System Mechanic	19.03
Fire Extinguisher Repairer	14.94
Fuel Distribution System Mechanic	20.93
General Maintenance Worker	16.46
Heating, Refrigeration and Air Conditioning Mechanic	19.03
Heavy Equipment Mechanic	19.03
Heavy Equipment Operator	19.31
Instrument Mechanic	19.03
Laborer	10.70
Locksmith	18.05
Machinery Maintenance Mechanic	20.51
Machinist, Maintenance	21.52
Maintenance Trades Helper	13.85
Millwright	19.24
Office Appliance Repairer	18.05
Painter, Aircraft	20.76
Painter, Maintenance	18.05
Pipefitter, Maintenance	19.04
Plumber, Maintenance	18.05
Pneudraulic Systems Mechanic	19.03
Rigger	19.03
Scale Mechanic	17.03
Sheet -Metal Worker, Maintenance	19.03
Small Engine Mechanic	20.05
Telecommunication Mechanic I	19.41
Telecommunication Mechanic II	20.45

BRS Document Viewer	Page 5 of 8

OCCUPATION TITLE	MINIMUM WAGE RATE
Telephone Lineman	20.93
Welder, Combination, Maintenance	19.03
Well Driller	19.03
Woodcraft Worker	19.03
Woodworker	15.32
Miscellaneous Occupations
Animal Caretaker	8.97
Carnival Equipment Operator	11.11
Carnival Equipment Repairer	11.97
Carnival Worker	7.48
Cashier	8.53
Desk Clerk	9.78
Enibalmer	19.04
Lifeguard	9.67
Mortician	21.63
Park Attendant (Aide)	12.15
Photofinishing Worker (Photo Lab Tech., Darkroom Tech)	9.03
Recreation Specialist	15.94
Recycling Worker	14.06
Sales Clerk	10.04
School Crossing Guard (Crosswalk Attendant)	10.34
Sport Official	11.24
Survey Party Chief (Chief of Party)	14.92
Surveying Ride	9.27
Surveying Technician (Instr. Person/Surveyor Asst , /Instr.)	14.18
Swimming Pool Operator	13.21
Vending Machine Attendant	10.20
Vending Machine Repairer	13.24
Vending Machine Repairer Helper	10.77
Personal Heeds Occupations
Child Care Attendant	11.37
Child Care Center Clerk	15.86
Chore Aid	8.05
Homemaker	16.45
Plant and System Operation Occupations
Boiler Tender	20.85
Sewage Plant Operator	19.15
Stationary Engineer	20.85
Ventilation Equipment Tender	13.85
Water Treatment Plant Operator	19.72
Protective Service Occupations
Alarm Monitor	15.04
Corrections Officer	17.69
Court Security Officer	18.84
Detention Officer	18.29
Firefighter	19.72
Guard I	9.51
Guard II	12.53
Police Officer	20.54
Stevedoring /Longshoremen Occupations
Blocker and Bracer	16.46
Hatch Tender	14.31
Line Handler	14.31
Stevedore I	15.47
Stevedore II	17.45
Technical occupations
Air Traffic Control Specialist, Center (2)	28.96
Air Traffic Control Specialist, Station (2)	19.97
Air Traffic Control Specialist, Terminal (2)	21.99
Archeological Technician I	14.57

BRS Document Viewer	Page 6 of 8

OCCUPATION TITLE	MINIMUM WAGE RATE
Archeological Technician II	16.29
Archeological Technician III	20.20
Cartographic Technician	22.73
Civil Engineering Technician	19.56
Computer Based Training (CBT) Specialist/ Instructor	23.94
Drafter I	12.22
Drafter II	15.30
Drafter III	17.18
Drafter IV	21.49
Engineering Technician I	15.50
Engineering Technician II	17.99
Engineering Technician III	21.63
Engineering Technician IV	24.82
Engineering Technician V	30.35
Engineering Technician VI	36.72
Environmental Technician	19.29
Flight Simulator/Instructor (Pilot)	27.76
Graphic Artist	20.36
Instructor	23.34
Laboratory Technician	15.98
Mathematical Technician	23.39
Paralegal /Legal Assistant I	16.71
Paralegal/Legal Assistant II	21.31
Paralegal/Legal Assistant III	26.07
Paralegal/Legal Assistant IV	31.54
Photooptics Technician	21.06
Technical Writer	23.99
Unexploded (UXO) Safety Escort	18.40
Unexploded (UXO) Sweep Personnel	18.40
Unexploded Ordnance (UXO) Technician I	18.40
Unexploded Ordnance (UXO) Technician II	22.27
Unexploded Ordnance (UXO) Technician III	26.69
Weather Observer, Combined Upper Air and Surface Programs (3)	16.64
Weather Observer, Senior(3)	19.38
Weather Observer, Upper Air (3)	16.64
Transportation/ Mobile Equipment Operation Occupations
Bus Driver	15.09
Parking and Lot Attendant	8.62
Shuttle Bus Driver	11.76
Taxi Driver	10.60
Truckdriver, Heavy Truck	17.52
Truckdriver, Light Truck	11.78
Truckdriver, Medium Truck	14.97
Truckdriver, Tractor-Trailer	17.52
ALL OCCUPATIONS LISTED ABOVE RECEIVE THE FOLLOWING BENEFITS:
HEALTH & WELFARE: $2.15 an hour or $86.00 a week or $372.67 a month
VACATION: 2 weeks paid vacation after 1 year of service with a contractor or successor; 3 weeks after 5 years, and 4 weeks after 15 years. Length of service includes the whole span of continuous service with the present contractor or successor, wherever employed, and with the predecessor contractors in the performance of similar work at the same Federal facility. (Reg. 29 CFR 4.173)
HOLIDAYS: A minimum of ten paid holidays per year: New Year’s Day, Martin Luther King Jr.’s Birthday, Washington’s Birthday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans’ Day, Thanksgiving Day, and Christmas Day. (A contractor may substitute for any of the named holidays another day off with pay in accordance with a plan communicated to the employees involved.) (See 29 CFR 4.174)
THE OCCUPATIONS WHICH HAVE PARENTHESES AFTER THEM RECEIVE THE FOLLOWING BENEFITS (as numbered):
1) Does not apply to employees employed in a bona fide executive, administrative, or professional capacity as defined and delineated in 29 CFR 541. (See CFR 4.156)

2) APPLICABLE TO AIR TRAFFIC CONTROLLERS ONLY — NIGHT DIFFERENTIAL: An employee is entitled to pay for all work performed between the hours of 6:00 P.M. and 6:00 A.M. at the rate of basic pay plus a night pay differential amounting to 10 percent of the rate of basic pay.
3) WEATHER OBSERVERS — NIGHT PAY & SUNDAY PAY: If you work at night as part of a regular tour of duty, you will earn a night differential and receive an additional 10% of basic pay for any hours worked between 6pm and 6am. If you are a full-time employed (40 hours a week) and Sunday is part of your regularly scheduled workweek, you are paid at your rate of basic pay plus a Sunday premium of 25% of your basic rate for each hour of Sunday work which is not overtime (i.e. occasional work on Sunday outside the normal tour of duty is considered overtime work).
HAZARDOUS PAY DIFFERENTIAL: An 8 percent differential is applicable to employees employed in a position that represents a high degree of hazard when working with or in close proximity to ordinance, explosives, and incendiary materials. This includes work such as screening, blending, dying, mixing, and pressing of sensitive ordance, explosives, and pyrotechnic compositions such as lead azide, black powder and photoflash powder. All dry-house activities involving propellants or explosives. Demilitarization, modification, renovation, demolition, and maintenance operations on sensitive ordnance, explosives and incendiary materials. All operations involving regrading and cleaning of artillery ranges.
A 4 percent differential is applicable to employees employed in a position that represents a low degree of hazard when working with, or in close proximity to ordance, (or employees possibly adjacent to) explosives and incendiary materials which involves potential injury such as laceration of hands, face, or arms of the employee engaged in the operation, irritation of the skin, minor burns and the like; minimal damage to immediate or adjacent work area or equipment being used. All operations involving, unloading, storage, and hauling of ordance, explosive, and incendiary ordnance material other than small arms ammunition. These differentials are only applicable to work that has been specifically designated by the agency for ordance, explosives, and incendiary material differential pay.
** UNIFORM ALLOWANCE **
If employees are required to wear uniforms in the performance of this contract (either by the terms of the Government contract, by the employer, by the state or local law, etc.), the cost of furnishing such uniforms and maintaining (by laundering or dry cleaning) such uniforms is an expense that may not be borne by an employee where such cost reduces the hourly rate below that required by the wage determination. The Department of Labor will accept payment in accordance with the following standards as compliance:
The contractor or subcontractor is required to furnish all employees with an adequate number of uniforms without cost or to reimburse employees for the actual cost of the uniforms. In addition, where uniform cleaning and maintenance is made the responsibility of the employee, all contractors and subcontractors subject to this wage determination shall (in the absence of a bona fide collective bargaining agreement providing for a different amount, or the furnishing of contrary affirmative proof as to the actual cost), reimburse all employees for such cleaning and maintenance at a rate of $3.35 per week (or $.67 cents per day). However, in those instances where the uniforms furnished are made of “wash and wear” materials, may be routinely washed and dried with other personal garments, and do not require any special treatment such as dry cleaning, daily washing, or commercial laundering in order to meet the cleanliness or appearance standards set by the terms of the Government contract, by the contractor, by law, or by the nature of the work, there is no requirement that employees be reimbursed for uniform maintenance costs.
** NOTES APPLYING TO THIS WAGE DETERMINATION **
Source of Occupational Title and Descriptions:
The duties of employees under job titles listed are those described in the “Service Contract Act Directory of Occupations,” Fourth Edition, January 1993, as amended by the Third Supplement, dated March 1997, unless otherwise indicated. This publication may be obtained from the Superintendent of Documents, at 202-783-3238, or by writing to the Superintendent of Documents, U.S. Government Printing Office, Washington, D.C. 20402. Copies of specific job descriptions may also be obtained from the appropriate contracting officer.

REQUEST FOR AUTHORIZATION OF ADDITIONAL CLASSIFICATION AND WAGE RATE {Standard Form 1444 (SF 1444)}
Conformance Process:
The contracting officer shall require that any class of service employee which is not listed herein and which is to be employed under the contract (i.e., the work to be performed is not performed by any classification listed in the wage determination), be classified by the contractor so as to provide a reasonable relationship (i.e., appropriate level of skill comparison) between such unlisted classifications and the classifications listed in the wage determination. Such conformed classes of employees shall be paid the monetary wages and furnished the fringe benefits as are determined. Such conforming process shall be initiated by the contractor prior to the performance of contract work by such unlisted class (es) of employees. The conformed classification, wage rate, and/or fringe benefits shall be retroactive to the commencement date of the contract. {See Section 4.6 (C)(vi)} When multiple wage determinations are included in a contract, a separate SF 1444 should be prepared for each wage determination to which a class (es) is to be conformed.
The process for preparing a conformance request is as follows:
1) When preparing the bid, the contractor identifies the need for a conformed occupation) and computes a proposed rate).
2) After contract award, the contractor prepares a written report listing in order proposed classification title), a Federal grade equivalency (FGE) for each proposed classification), job description), and rationale for proposed wage rate), including information regarding the agreement or disagreement of the authorized representative of the employees involved, or where there is no authorized representative, the employees themselves. This report should be submitted to the contracting officer no later than 30 days after such unlisted class(es) of employees performs any contract work.
3) The contracting officer reviews the proposed action and promptly submits a report of the action, together with the agency’s recommendations and pertinent information including the position of the contractor and the employees, to the Wage and Hour Division, Employment Standards Administration, U.S. Department of Labor, for review. (See section 4.6(b)(2) of Regulations 29 CFR Part 4).
4) Within 30 days of receipt, the Wage and Hour Division approves, modifies, or disapproves the action via transmittal to the agency contracting officer, or notifies the contracting officer that additional time will be required to process the request.
5) The contracting officer transmits the Wage and Hour decision to the contractor.
6) The contractor informs the affected employees.
Information required by the Regulations must be submitted on SF 1444 or bond paper.
When preparing a conformance request, the “Service Contract Act Directory of Occupations” (the Directory) should be used to compare job definitions to insure that duties requested are not performed by a classification already listed in the wage determination. Remember, it is not the job title, but the required tasks that determine whether a class is included in an established wage determination. Conformances may not be used to artificially split, combine, or subdivide classifications listed in the wage determination.

Attachment (2)
N00421-03-D-0001

GOVERNMENT FURNISHED PROPERTY AND EQUIPMENT
PROVIDED TO THE CONTRACTOR IN SUPPORT OF HAZARDOUS
MATERIAL WAREHOUSING

FACILITIES

Building	Current Plant Value
619	$96,118
653	$372,117
2385	$3,454,390
TOTAL VALUE	$3,922,625
WAREHOUSING EQUIPMENT

Quantity	Description	Value
1	Ford F700 Stake Body Diesel Truck	$6,000
1	S1700 International Stake body Truck	$4,300
1	Chevrolet Pickup Truck	$5,210
1	GM Step Van	$3,630
2	Easi-Orderpicker	$6,000
2	Explosion Proof Forklift	$4,300
5	Platform Trucks	$1,845
4	Hand Truck	$560
4	Pallet Jack	$2,344
2	Large Rolling Ladder	$1,206
1	Small Rolling Ladder	$468
1	6 foot Step Ladder	$150
4	Utility Carts	$1,380
1	8 Cylinder Pallet Rack	$318
3	Cylinder Hand Truck	$843
4	Drum Hand Truck	$1,020
	TOTAL VALUE	$39,574

COMPUTER EQUIPMENT

Quantity	Description	Value
6	Monitors	$1,500
6	CPU’s	$9,000
6	Keyboards	$240
1	Alps Printer	$480
4	Zebra Z4000 Barcode Printer	$4,800
5	Intermec4100 Barcode Printer	$3,300
1	Facsimile Machine	$400
1	Laser Jet Printer	$1,500
	TOTAL VALUE	$21,220

PERSONNEL DATA FORM

NAME:	GOVERNMENT LABOR CATEGORY:

COMPANY LABOR CATEGORY:	SECURITY CLEARANCE:

CURRENT EMPLOYER NAME & ADDRESS:	KEY:	HOURS:

	NONKEY:	TOTAL HOURS:

DEGREE:	TOTAL YEARS EXPERIENCE:

EXPERIENCE ELEMENT:

EMPLOYER: NAME & ADDRESS	TIME PERIOD:

NARRATIVE:

DlSCLOSURE CERTIFICATION:
Consent: I consent to the disclosure of this Personnel Data Form for evaluation purposes regarding the proposal of submitted to the NAWCAD, Patuxent
River, MD under RFP #: . Signature: Date:
Attachment (3)
N00421-03-D-0001

PERSONNEL DATA FORM INSTRUCTIONS

Item 1.	Employee name.

Item 2.	Government labor category as specified in the RFP.

Item 3.	Company labor category assigned the employee.

Item 4.	Employee’s security clearance level, if applicable.

Item 5.	Employer’s name and address.

Item 6.	Indicate whether the employee is proposed for a key or non-key position as specified in the RFP.

Item 7.	Provide the number of hours the employee is proposed to work under this effort. Also indicate the total hours proposed for the specific labor category.

Item 8.	Indicate the type of degree held (no abbreviations), year awarded, and the school from which the employee received the degree

Item 9.	List the employee’s total years of experience, as substantiated by the information detailed in Items 9-12

Item 10.	Synopsize the employee’s primary experience that is being detailed in items 10-12.

Item 11.	Provide the dates during which this experience was gained. Be specific. Show the month/day/year of employment.

Item 12.	State the name of the employer during which time experience was gained.

Item 13.	Provide a narrative description/explanation of the experience which clearly demonstrates the employee’s qualifications.

Attachment (4)
N00421-03-D-0001

CONTRACTING OFFICER’S REPRESENTATIVE APPOINTMENT
LIST OF SPECIFIC ASSIGNED DUTIES
N00421-03-D-0001
1. Your specific duties will be as follows:
a.	Ensure contractor personnel requiring access to the Patuxent River Naval Air Station and the Webster Field Annex, St. Inigoes, MD adhere to the check-in and out procedures outlined in NASPAXRIVINST 5510.15K. You will notify the Customer Service Team (CST) in the event of contractor personnel space movements, telephone changes, or other changes requiring Locator System updates. Contact the CST regarding specific contractor personnel check out procedures.

b.	Work cooperatively with members of the acquisition team.

c.	If a classified contract, identify contract requirements and changes as they occur to the Contracting Officer’s Security Representative.

d.	Review, comment, and report on the contractor’s progress and ensure the contractor complies with reporting requirements.

e.	Read and understand NAVAIRINST 4200.51, Contractor Performance Assessment Rating System (CPARS) Collection (when available) and your role and responsibilities in the CPARS process to include maintaining documentation that supports the CPARS assessments.

f.	If a labor hour contract (level of effort) or order, review contractor invoices to ensure that proper labor categories are charged, travel and other items appear consistent with performance, and charges are reasonable for the work performed.

g.	Provide an independent government estimate of desired or ordered work.

h.	Keep track of funds expended and remaining funds available so as not to overspend on the contract or order.

i.	Except for requirements originated by you, accept services and/or deiiverables when completed unless otherwise specified in the contract or order, and certify when the government has accepted all deliverables.

j.	Pay particular attention to the timely review of invoices.

k.	Obtain refresher training as required by NAVAIRINST 4200.28D. Contracting Officer’s Representative, or as required by the Procuring Contracting Officer.

Attachment (4)
N00421-03-D-0001

1.	Promptly notify and provide recommended corrective action to the contracting officer and your superior of any of the following:
(1) any violation of or deviation from the technical requirements of the contract or order;
(2) inefficient or wasteful methods in use by the contractor, including the contractor exceeding the requirements of the order or contract;
(3) an contractor request for changes to the contract;
(4) issues that require clarification or resolution;
(5) inconsistencies between invoiced charges and performance, including the use of improper labor categories;
(6) instances where funds may be insufficient to complete the contract or order;
(7) conditions requiring a replacement for you as COR; and
(8) improper use of government material, equipment, or property.
m.	Ensure the contract does not become a vehicle for personal services as described in Federal Acquisition Regulations Part 37, Service Contracting.

n.	Review engineering studies, design, or value engineering proposals submitted by the contractor to determine their feasibility.

o.	When required, review, comment, and report on the annual and final performance reports of the contractor as to compliance with technical instructions, timeliness, and any problems associated with the contract or order.
2. The preceding list of duties is not intended to be all inclusive. If specific situations arise that you think require contractual attention, do not hesitate to inform the contracting officer.